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                                                                EXHIBIT 10.18


                EMERGENCY CALL TRANSPORTATION SERVICES AGREEMENT


         This Emergency Call Transportation Services Agreement ("Agreement") is effective as of 7:00 a.m. Mont Belvieu, Texas local time on the Effective Date by and between Conoco Inc., a Delaware corporation with its principal place of business at 600 North Dairy Ashford Road, Houston, Texas 77079 ("Conoco") and E.
I. du Pont de Nemours and Company, a Delaware corporation, with its principal place of business at 1007 Market Street, Wilmington, Delaware 19898 ("DuPont"). (Conoco and DuPont are at times referred to herein individually as a "Party" and collectively as "Parties").
                                   WITNESSETH

         WHEREAS, prior to the initial public offering of Conoco (as defined in the Restructuring, Transfer and Separation Agreement), Conoco has heretofore operated the Backup Pipeline so as to provide backup service to the DuPont Ethane Pipeline for delivering ethane to DuPont's Sabine River Works Facility; and

         WHEREAS, DuPont desires to continue to have an emergency call on the Backup Pipeline and Conoco will provide such emergency backup service for the DuPont Ethane Pipeline pursuant to this Agreement; and

         WHEREAS, Conoco and DuPont do now desire to enter into this Agreement which will, effective as of the Effective Date, provide for emergency backup transportation services for DuPont on the Backup Pipeline; and

         NOW, THEREFORE, subject to and in consideration of the terms, conditions and covenants contained in this Agreement, Conoco and DuPont agree as follows:

Article I.        DEFINITIONS

         A. "Backup Pipeline" is Conoco's 6" pipeline extending from Conoco's Storage Facility in Mont Belvieu, Texas to Orange, Texas.

         B. "DuPont Ethane Pipeline" is DuPont's 8"/10" pipeline extending from Conoco's Storage Facility in Mont Belvieu, Texas to DuPont's Sabine River Works Facility in Orange, Texas.

         C.       "Product" is Purity Ethane.

         D. "Call" is a clear and unambiguous communication by DuPont to Conoco indicating a need for movement of Product through the Backup Pipeline, a demand that such movement be undertaken in preference to other movements of products through the Backup Pipeline, and a commitment to pay for such movement in accordance with this Agreement. As most Calls



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                  will be made under times of immediate need, such Calls may be made orally via telephone by a DuPont representative.

         E. "Receipt Meter" is the meter (Meter No. 4008) at Mont Belvieu connecting Conoco's storage facility to the Backup Pipeline.

         F. "Delivery Meter" is the meter (Meter No. 4800) connecting the Backup Pipeline to the DuPont Ethane Pipeline in Orange, Texas.

         G. "Vista Custody Meter" is the meter (Meter No. 4600) connecting the Backup Pipeline to Vista Chemical Company in Orange, Texas.

         H. "Effective Date" is the date on which the Conoco initial public offering closes.

Article II.       TRANSPORTATION SERVICES

                  Upon an unexpected and unplanned shutdown of the DuPont Ethane Pipeline or at Conoco's permission, Conoco, pursuant to a Call and subject to limitations of equipment and other circumstances, shall transport Product from the Receipt Point to the Delivery Point. Conoco shall operate the Backup Pipeline so that movements of Product to other customers may be postponed or reduced or transported by alternative means so that DuPont may receive its needs in preference over such other Conoco customers as necessary. At the time when the DuPont Ethane Pipeline has been returned to service, the Call shall be deemed to terminate on this Backup Pipeline and Conoco may resume transportation services to itself and other customers. Consistent with the purposes of this Agreement, the Parties agree to, from time to time, mutually develop metrics for monitoring each other's performance under this Agreement and particularly to aid in the early identification and correction of problems that may arise during the term of the Agreement.

Article III.      FEES AND PAYMENT

                  For each instance where DuPont makes a Call on the Backup Pipeline, DuPont shall pay an interrupt fee of fifty thousand dollars ($50,000). However, if DuPont makes a Call within one year of a previous Call, the interrupt fee shall be twenty-five thousand dollars ($25,000).

                  A "Transportation Fee" shall also apply to the volume of Product transported pursuant to the Call. At the outset, the Transportation Fee shall be twelve cents ($0.12) per Barrel of Product transported. The Transportation Fee shall also be adjusted based on the percentage change of



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                  the Dixie Pipeline published tariff from Mont Belvieu, Texas to Hattiesburg, Mississippi. At the outset, the Dixie Pipeline tariff from Mont Belvieu, Texas to Hattiesburg, Mississippi is ninety-seven cents ($0.97) per Barrel.

                  Conoco may issue invoices to DuPont periodically. DuPont agrees to remit payment of all undisputed amounts due to Conoco via wire transfer within thirty (30) days of the date of any invoice issued for services under this Agreement.

                  Conoco will maintain accurate accounts and supporting documentation for all charges related to providing the services under this Agreement and such other records as may reasonably be required by DuPont in accordance with the Generally Accepted Accounting Principles and Practices for a period of at least five years. DuPont may at its option and expense, inspect and audit the accounts of Conoco for the most recent two calendar years relating to any charges imposed by Conoco under this Agreement. Each audit must be conducted during office hours and with at least forty-eight (48) hours advance notice. If DuPont shall require a second audit or inspection in any single year, DuPont shall pay all of Conoco's costs, as determined in Conoco's reasonable discretion, plus any other costs associated with such second audit or inspection.

Article IV.       MEASUREMENT

                  Currently, it is believed that the valve at the Delivery Meter permits a small volume of Product to pass from the Backup Pipeline to the DuPont Ethane Pipeline. Such volume has been determined by subtracting the volumes recorded by the Vista Custody Meter from the volumes recorded by the Delivery Meter and has been accounted for as a delivery to DuPont. Conoco agrees to have the valve repaired in a commercially reasonable timeframe to control deliveries through the Delivery Meter. If the valve is not repaired until after the Effective Date, Conoco shall accrue the volume until the valve is repaired and each month add the accrued volume to the volume delivered to DuPont. (as defined in the Ethane Storage and Throughput Agreement having the same effective date as the Effective Date of this Agreement).

                  After the valve is repaired, the measurement of Product transported to DuPont shall be determined by the Delivery Meter. Custody transfer shall take place at the Delivery Meter in accordance with Conoco's Custody Transfer Mass Measurement Procedure attached as Appendix A. Conoco reserves the right to amend this procedure from time to time, and revised procedures shall govern 30 days after written notice is provided to DuPont.


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                  DuPont will have the right to witness all meter proving and instrument calibrations. DuPont will pay for meter proving requested by DuPont and found to be within acceptable limits according to the attached Appendix A.

Article V.        TERM

                  This Agreement shall commence on the effective date and shall have an initial term of twenty (20) consecutive years. This Agreement may be terminated at Conoco's election if Conoco ceases to operate the DuPont Ethane Pipeline as provided under that certain Pipeline Operation Agreement having the same effective date as this Agreement. In addition, DuPont shall have the right to terminate this Agreement without cause with one year's written notification to Conoco.

Article VI.       LINEFILL

                  The linefill in the Backup Pipeline is owned by Conoco.

Article VII.      COMPLIANCE WITH LAWS AND REGULATIONS

                  The Parties warrant and agree that facilities identified in this Agreement as owned and operated by each Party shall be in substantial compliance throughout the term of this Agreement with all applicable local, state and federal laws, regulations, rules, orders, directives and codes, licenses and permits that apply to the ownership, operation, and maintenance of such facilities. If any provision of this Agreement or the performance of either Party is prevented, abrogated, or substantially modified by lawful government action or court order, the Parties will endeavor in good faith to modify this Agreement so that it may continue in effect. However, should the Parties be unable to reach mutually agreeable terms in order to perpetuate this Agreement, then a Party may terminate this Agreement upon 30 days' written notice.

Article VIII.     LIABILITIES, INDEMNITIES, CLAIMS

         A. Express Negligence Disclosure. UNLESS THIS AGREEMENT EXPRESSLY PROVIDES TO THE CONTRARY, THE INDEMNITY, RELEASE AND WAIVER PROVISIONS SET FORTH IN THIS AGREEMENT APPLY REGARDLESS OF WHETHER THE INDEMNIFIED PARTY (OR ITS EMPLOYEES, AGENTS, CONTRACTORS, SUCCESSORS OR ASSIGNS) CAUSES, IN WHOLE OR IN PART, INDEMNIFIED CLAIMS ARISING OUT OF OR RESULTING, IN WHOLE OR IN PART, FROM, OUT OF, OR IN CONNECTION WITH, THE STORAGE OR HANDLING OF DUPONT'S


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                  PRODUCT OR THE OPERATIONS OF CONOCO'S STORAGE FACILITY OR THE
                  INDEMNIFIED PARTY'S (OR ITS REPRESENTATIVES', CONTRACTORS', SUCCESSORS', OR ASSIGNS') SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR FAULT. DUPONT AND CONOCO ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

         B. Conoco shall indemnify and hold DuPont harmless from any loss or liability (including legal fees and expenses) arising from any claim or cause of action for injury to or death of any Conoco employee.

         C. DuPont shall indemnify and hold Conoco harmless from any loss or liability (including legal fees and expenses) arising from any claim or cause of action for injury to or death of any DuPont employee.

         D. Conoco shall, to the extent permitted by law, fully indemnify, defend and hold harmless, DuPont, with respect to any and all claims, losses, damages, fines, debts, cost, expenses, and penalties, liabilities, causes of action, including without limitation, settlement costs and any reasonable legal or other expenses paid to a third party for investigating or defending any actions or threatened actions, (herein collectively referred to as "Losses"), to the extent such Losses are incurred by DuPont arising out of or as a result of any negligence, willful misconduct, breach of contract or violations of law or regulation by Conoco, its employees, agents, subcontractors or assigns in the performance of services provided pursuant to this Agreement. The Losses covered under this paragraph, unless provided for in paragraphs B and C above, include, without limitation, Losses from actual or alleged (1) injury to or death of any person, including agents, subcontractors and assigns of DuPont, (2) loss of or damage to property including, without limitation, property of DuPont and (3) damage to the environment.

         E. DuPont shall, to the extent permitted by law, fully indemnify, defend and hold harmless, Conoco, with respect to any and all claims, losses, damages, fines, debts, cost, expenses, and penalties, liabilities, causes of action, including without limitation, settlement costs and any reasonable legal or other expenses paid to a third party for investigating or defending any actions or threatened actions, (herein collectively referred to as "Losses"), to the extent such Losses are incurred by Conoco arising out of or a result of any negligence, willful misconduct, breach of contract or violations of law or regulation by DuPont, its employees, agents, subcontractors or assigns in the performance of services provided pursuant to this Agreement. The Losses covered under this paragraph, unless provided for in paragraphs B and C above, include, without limitation, Losses from actual or alleged



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                  (1) injury to or death of any person, including agents,
                  subcontractors and assigns of Conoco, (2) loss of or damage to property including, without limitation, property of Conoco and
                  (3) damage to the environment.

         F. Joint Responsibility. In circumstances that both Parties are in some measure responsible for Losses as described in Paragraphs D and E above, the Parties shall indemnify the other to the extent of its proportional share of its responsibility of such Losses.

         G. Waiver of Consequential and Punitive Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR AT LAW OR IN EQUITY, IN NO EVENT SHALL CONOCO BE LIABLE FOR PUNITIVE, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION OR ANY OTHER LOSS) ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT OR REGARDING THE PROVISION OF OR THE FAILURE TO PROVIDE THE STORAGE AND THROUGHPUT SERVICES HEREUNDER, EVEN IF CONOCO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         H. Exclusive Remedy. The terms and provisions of this Article VIII shall be the sole and exclusive remedy of each of the Parties indemnified hereunder with respect to the transactions contemplated in this Agreement.

         I. Notice of Claims. Notice of claims for loss, damage, or indemnity in connection with the services provided under this Agreement must be made to Conoco in writing within ninety (90) days after the same having become known to DuPont or should have become known to DuPont. Such claims must be set forth in specific detail and must be delivered to Conoco within the ninety (90) day period and, unless so made and delivered to Conoco, Conoco shall be wholly released and discharged therefrom and shall not be liable therefore in any manner whatsoever. Conoco shall use best efforts to respond timely to any DuPont claim. No suit at law or in equity shall be maintained upon any claim unless such claim is brought within two (2) years of Conoco's refusal to accept such claim.

Article IX.       FORCE MAJEURE

         A. Force Majeure. Neither Party shall be liable to the other for failure or delay in performance under this Agreement to the extent that the failure or delay is due directly or indirectly to Force Majeure, which is herein defined to include without limitation, Acts of God or other causes beyond the




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                  reasonable control of the Parties, war (whether declared or not), fire, flood, lightning, hurricane or other storm, earthquake, acts of public enemy, explosion, scheduling, operational and maintenance restrictions, rebellion, riot, insurrections, sabotage, invasion, accident, epidemic, strikes, lockouts or other labor difficulties or industrial disturbances, compliance with acts, rules, regulations, or orders of federal, state, or local government, any agency thereof or any other authority having or purporting to have jurisdiction, mechanical failures or similar causes not due to either Party's fault or negligence, official order or industry-wide request, any inability to secure necessary parts or materials, including the inability to secure materials by reason of allocations promulgated by authorized governmental agencies, or any other contingency beyond the control of the affected Party which interferes with the performance hereunder.

         B. Suspension of Performance. Performance under this Agreement shall be suspended (except for the payment of money due or to become due for past performance hereunder) during the period of such Force Majeure to the extent made necessary by the Force Majeure; provided, the settlement of strikes, lockouts, industrial disputes, or disturbances shall be entirely within the discretion of the Party so settling to accede to the demands of the demands of any opposing party when such course is inadvisable in the discretion of the Party having the difficulty.

         C. No Effect on Term. No curtailment, suspension, or acceptance of performance pursuant to this Article IX shall operate to extend the term of, or to terminate, this Agreement. Performance under this Agreement shall resume to the extent made possible by the end or amelioration of the Force Majeure event.

         D. Notice. A Party claiming Force Majeure shall notify the other Party immediately by telephone, E-mail and/or fax and confirm the same in writing, giving reasonable detail regarding the type of Force Majeure and its estimated duration.

Article X.        MISCELLANEOUS PROVISIONS

         A. Taxes. DuPont shall pay any and all lawful taxes, assessments, or charges levied or assessed against DuPont's Product or other assets including, but not limited to, any gross receipts tax, use tax, sales tax and ad valorem tax. DuPont shall immediately reimburse Conoco for any such taxes, assessments or charges paid by Conoco on behalf of DuPont upon receipt of notice of payment. Conoco shall pay all income-related taxes and all employee-related taxes and charges such as withholdings, FICA, FICM, unemployment and other similar taxes.


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         B.       Notice. All notices, demands, request and other communications necessary to be given hereunder shall be in writing and deemed given if personally delivered, forwarded by facsimile transmission (with proof of transmission capability), or mailed by either certified mail, return receipt requested, or sent by recognized overnight carrier to the respective Party at its address below:

                           If to Conoco:

                                    Conoco Inc.
                                    P.O. Box 2197
                                    Houston, Texas 77252-2197
                                    Attn: Director, Fractionation Services and
                                          Logistics
                                    Telephone: (281) 293-1198
                                    Facsimile: (281) 293-5990

                           If to DuPont and related to:

                                    Pricing and contract issues:

                                            DuPont Sourcing
                                            P.O. Box 80022
                                            Wilmington, DE  19880-0022
                                            Attn:  Sourcing Manager
                                            Telephone: (302) 992-6085
                                            Facsimile: (302) 992-3966

                                    Legal issues:

                                            DuPont Legal
                                            1007 Market Street
                                            Wilmington, DE  19898
                                            Attn: Logistics and Commerce Counsel
                                            Telephone: (302) 774-1539
                                            Facsimile: (302) 774-4812

                                    Operations, Day to Day issues:

                                            DuPont Packaging and Industrial
                                            Polymers
                                            1007 Market Street
                                            Wilmington, DE  19898
                                            Attn:  Manager, Contract
                                                   Manufacturing
                                            Telephone: (302) 774-6105
                                            Facsimile: (302) 774-2005



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         C.       Assignment. Neither Party shall assign any portion of its
                  rights or obligations under this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld; provided however, either Party may assign this Agreement to a parent corporation, or any subsidiary or affiliate with respect to which it holds at least fifty-one percent (51%) of the voting stock, without the consent of the other Party; provided further, the original Parties to this Agreement shall remain primarily obligated hereunder. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and assigns and nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights, or remedies. Notwithstanding the foregoing, DuPont shall have the right to freely assign its entire interest in this Agreement to a third party pursuant to such third party acquiring DuPont assets that are served by Conoco under this Agreement.

         D. Rules and Regulations. This Agreement and the provisions hereof shall be subject to, and the Parties agree to comply with, all applicable local, state, and federal laws and to all applicable rules, regulations, orders and directives of any governmental authority, agency, commission, or regulatory body in connection with any and all matters or things under or incident to this Agreement. The Parties warrant to one another that they comply with all applicable laws, rules, orders, and regulations of governmental authority covering the production, sale and delivery of the goods or services specified herein, including, but not limited to, the Equal Opportunity Clause prescribed in 41 CFR 60-1.4; the Affirmative Action Clause prescribed in 41 CFR 60-250.4, regarding disabled veterans and veterans of the Vietnam Era; the Affirmative Action Clause for Handicapped Workers prescribed in 41 CFR 60-741.4; 48 CFR Chapter 1 Subpart 19.7 regarding Small Business and Small Disadvantaged Business Concerns; 48 CFR Chapter 1 Subpart 20.3 regarding Utilization of Labor Surplus Area Concerns; Executive Order 12138 and regulations thereunder regarding subcontracts to women-owned business concerns; Affirmative Action Compliance Program (41 CFR 60-1.40); annually file SF-100 Employer Information Report (41 CFR 60-1.7); 41 CFR 60-1.8 prohibiting segregated facilities; and the Fair Labor Standards Act of 1938, as amended.

         E. Governing Law, Waiver of Jury Trial and Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE IRRESPECTIVE OF THE RESIDENCE, PLACE OF



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                  BUSINESS, OR DOMICILE OF THE PARTIES HERETO OR PLACE OF
                  EXECUTION BY ANY PARTY HERETO, AND NOTWITHSTANDING ANY CONFLICT OF LAWS OR PROVISIONS TO THE CONTRARY. THIS AGREEMENT SHALL NOT BE GOVERNED BY THE U. N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS. IN ADDITION, EACH PARTY HEREBY (a) WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY MATTER OR RIGHT ARISING UNDER THIS AGREEMENT OR RELATING TO THE TRANSITIONAL SERVICES, (b) CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT WITHIN THE STATE OF DELAWARE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSITIONAL SERVICES SHALL BE LITIGATED IN ANY SUCH COURT, AND (c) WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDINGS IN ANY SUCH COURT.

         F.       Alternative Dispute Resolution.

                  1. Both Parties understand and appreciate that their long term mutual interests will be best served by affecting a rapid and fair resolution of any claims or disputes which may arise out of this Agreement. Therefore, both Parties agree to use their best efforts to resolve all such disputes as rapidly as possible on a fair and equitable basis. Toward this end both Parties agree to develop and follow a process for presenting, rapidly assessing, and settling claims and other disputes on a fair and equitable basis.

                  2. If any dispute or claim arising under this Agreement cannot be readily resolved by the Parties pursuant to Paragraph F.1 above, the Parties agree to refer the matter to a panel consisting of one (1) senior executive from each Party for review and resolution. The senior executive shall not have been directly involved in the claim or dispute. A copy of the Agreement, relevant facts, areas of disagreement, and concise summary of the basis for each side's contentions will be provided to both executives who shall review the same, confer, and attempt to reach a mutual resolution of the issue. The senior executives shall attempt to meet and resolve the dispute within thirty (30) days of their appointment.

                  3. If the dispute cannot be resolved, under the process set forth in Paragraph F.2 above, within ten (10) days from the date of the



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                           panel's conference, the Parties agree to attempt to
                           resolve the dispute or claim through non-binding mediation. The Parties shall select a single qualified Mediator, knowledgeable in the pertinent industry, who is not presently affiliated with or related to either Party. The Mediator shall hold a hearing (not to exceed one (1) day) as soon as practicable after his appointment (but not later than thirty (30) days after his appointment) during which each Party shall present its version of the matter, supported, if desired, by a brief statement of the issue(s), sworn, written testimony, relevant documents, its assessment of damages, and its argument. The Parties shall provide the Mediator with copies of all such materials as well as any documents provided to their senior executives under Paragraph
                           F.2 at least ten (10) days prior to the scheduled date of the mediation hearing. The Parties may also provide the Mediator with copies of any laws or regulations which they feel are relevant to the dispute. A copy of the Contract will be provided to the Mediator. Formal written arguments, legal memoranda, and live testimony are discouraged but may be permitted at the discretion of the Mediator. Both Parties agree to make any relevant and involved employees or documents available to the other Party for its review and use in preparing its position under this clause without the need for subpoena or other court order.

                  4. The Mediator, within ten (10) days of the completion of the hearing, will meet separately with both Parties and provide each of them, on a confidential basis, with his/her written views of the strengths and weaknesses of their respective positions. The Parties will then reconvene and, with the assistance of the Mediator, attempt to resolve the matter. If resolution cannot be achieved by the Parties within forty-eight (48) hours of this second meeting, the Mediator will, within ten (10) additional days, issue a written, non-binding decision on the issue.

                  5. Each Party shall, within five (5) days of the Mediator's written decision, notify the other in writing whether it will accept or reject that decision. If the matter has not been resolved utilizing the processes set forth in this clause and the Parties are unwilling to accept the non-binding decision of the Mediator, either or both Parties may elect to pursue resolution through litigation.

                  6. The selected Mediator shall execute a confidentiality agreement, satisfactory to all Parties, prior to his/her active participation in the



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                           mediation. The costs of the Mediator shall be shared
                           equally by the Parties. Each Party will bear its own costs of mediation.

                  7. If the Parties cannot agree upon a choice of a Mediator within ten (10) days of the date of the panel's conference pursuant to Paragraph F.2, either or both Parties may elect to directly pursue litigation.

                  8. All statements, correspondence, memoranda, briefs, decisions, testimony, communications, and materials, whether written or oral, submitted to or generated by the panel and/or Mediator in connection with the processes set forth above shall be deemed to be in furtherance of settlement negotiations and shall be privileged and shielded from production and disclosure in any subsequent litigation. Notwithstanding the foregoing, documents prepared in the normal course of business, such as invoices, shall be subject to discovery in subsequent litigation in accordance with applicable law.

         G. Hazards. EACH PARTY ACKNOWLEDGES THAT THERE ARE HAZARDS ASSOCIATED WITH THE STORAGE AND USE OF PRODUCT, THAT IT UNDERSTANDS SUCH HAZARDS, AND THAT IT IS ITS OWN RESPONSIBILITY TO WARN AND PROTECT ITS EMPLOYEES AND OTHERS WHO MAY BE EXPOSED TO SUCH HAZARDS IN CONNECTION WITH ITS RESPONSIBILITIES AND OBLIGATIONS CONCERNING THE STORAGE AND USE OF THIS PRODUCT CONTEMPLATED BY THIS AGREEMENT.

         H. Headings. Headings used in this Agreement are for convenience of the Parties only, and shall not be taken into account in construing or interpreting this Agreement.

         I. Entire Agreement. This Agreement contains the entire Agreement and understanding of the Parties with respect to the matters contained herein and there are no promises, assurances, terms, conditions, or obligations, whether by precedent or otherwise, other than those contained herein.

         J. Amendment. This Agreement shall not be amended or modified except by written instrument executed by duly authorized representatives of the respective Parties.

         K. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute on original and all of which shall constitute one document.

         L. Waivers. No waiver of the provisions hereof shall be effective unless in writing and signed by the Party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect to any subsequent



Emergency Call Transportation Agreement                                 Page 12
                  breach or default, either of a similar or dissimilar nature, unless expressly so stated in writing.

         M. Confidentiality. Neither Conoco nor DuPont shall disclose any term or condition of this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld. In the event of the termination of this Agreement, Conoco and DuPont shall, to the extent permitted by law, keep confidential and not use any confidential information obtained pursuant to this Agreement, unless prior written consent is obtained or such information is readily ascertainable from public or published information or trade sources or is received by a Party from a third party having no obligation of confidentiality with respect to such information.

         N. Default. In the event either Party to this Agreement shall default in the performance of any obligations specified, the nondefaulting Party shall notify the other Party in writing, and if such default is not remedied with reasonable promptness, then the nondefaulting Party shall have the right to terminate this Contract immediately. Termination under this Article, or under any other Article of this Contract, shall not relieve or release either Party from any liability which accrued prior to the date of such termination.

         O. CHEMTREC. The Parties agree to use CHEMTREC to report any chemical emergency relating to any Product under this Agreement.

         P. Safety. The Parties are vitally interested in safety and in the safe practices of all activities covered under this Agreement. Thus, Parties agree to maintain mutually agreeable safety standards for activities covered under this Agreement which are no less stringent than safety standards which are in effect at the Effective Date. In addition to endeavoring to maintain high safety standards, the Parties agree that its employees, contractors, subcontractors and agents shall respect and abide by the other Party's plant and site safety rules when the one Party has personnel on the other Party's plant or site.

         Q. Independent Contractor. It is understood that employees, methods, facilities, and equipment of Conoco shall at all times be under its exclusive direction and control. Conoco's relationship to DuPont shall be that of an independent contractor. Nothing in the Contract shall be construed to constitute Conoco, or any of its employees, as an agent, associate, joint venturer, or partner of DuPont. However, DuPont may from time to time appoint, in writing, Conoco to act as an agent for limited purposes.

         R. Minority Vendors. The Parties agree to provide maximum practicable utilization of Minority subcontractors and vendors among its sources of



Emergency Call Transportation Agreement                                 Page 13
                  supply in the performance of this Contract. Minorities include but are not limited to Black Americans, Hispanic Americans, Native Americans, Asian Pacific Americans, and Native Hawaiian Organizations. A Minority business is at least fifty-one percent (51%) owned by a Minority or group of Minorities and has its management and daily business controlled by one (1) or more such individuals. Conoco shall report to DuPont on a quarterly basis the dollar amounts paid by Conoco during the previous quarter to minority subcontractors and vendors for goods and services used in the performance of this Agreement.

         S.       Year 2000 Compliance.

                  1. Each Party covenants and agrees that it will not permit a Year 2000 Problem to computer systems, software or equipment owned, leased or licensed by it, its affiliates or subsidiaries to interfere with its performance under this Agreement. Each Party further agrees to request from those of its suppliers whose performance may materially affect that Party's performance hereunder, that each such supplier undertake the same obligation with respect to such material performance. The Parties will use reasonable commercial efforts to cooperate and share information to further comply with this Article, and to minimize the impact of Year 2000 Problems on performance of this Agreement. Each Party will inform the other Party of any circumstance indicating a possible obstacle to such compliance, and the steps being taken to avoid or overcome the obstacle.

                  2. Provided a Party complies with Paragraph S.1 above, such Party will not be liable to the other Party hereto for any failure to perform obligations under this Agreement to the extent such failure to perform arises from a Year 2000 Problem a) affecting one of the non-performing Party's suppliers or b) beyond that Party's reasonable control (e.g. a Year 2000 Problem affecting a governmental entity). IN PARTICULAR SUCH NON-PERFORMING PARTY SHALL HAVE NO LIABILITY FOR ANY DAMAGES, INCLUDING DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES.

                  3. A "Year 2000 Problem" means a date handling problem relating to the Year 2000 date change that would cause a computer system, software or equipment to fail to correctly perform, process and handle date related data for the dates within and between the twentieth and twenty-first centuries and all other centuries.



Emergency Call Transportation Agreement                                 Page 14

         T. Continuous Improvement. The Parties will meet from time to time, preferably at least once per year, to consider potential operating cost saving measures that may be employed in the performance of services rendered under this Agreement. The Parties agree that, to the extent that operating cost savings are achieved, each Party will share with the other, on a 50/50 basis, the benefits of any cost savings realized for the remainder of the term.

         U. Controlled Substance Abuse. The Parties agree that the use, possession, manufacture, dispensing, sale and distribution of alcohol, drugs, and other controlled substances on their respective premises and on or in vehicles and equipment used for the purposes of this Agreement shall be prohibited. In addition, the Parties shall prohibit from their property the presence of any individual having a controlled substance in his/her body for non-medical reasons. The Parties shall develop a mutually agreeable Controlled Substance Abuse policy, including drug testing, which is at least as rigorous as Conoco's current policy and complies with DOT's policy relating to pipeline operations.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on the day indicated.

                    Conoco Inc.

                    By:
                        -------------------------------------

                    Title:
                           ----------------------------------

                    Date:
                           ----------------------------------


                    E. I. du Pont de Nemours and Company

                    By:
                        -------------------------------------

                    Title:
                           ----------------------------------

                    Date:
                           ----------------------------------



Emergency Call Transportation Agreement                                 Page 15

                                                                  EXHIBIT 10.18





                    ETHANE STORAGE AND THROUGHPUT AGREEMENT


This Ethane Storage and Throughput Agreement ("Agreement") is effective as of 7:00 a.m. Mont Belvieu, Texas local time, on the Effective Date by and between Conoco Inc., a Delaware corporation with its principal place of business at 600 North Dairy Ashford Road, Houston, Texas 77079 ("Conoco") and E. I. du Pont de Nemours and Company, a Delaware corporation, with its principal place of business at 1007 Market Street, Wilmington, Delaware 19898 ("DuPont"). (Conoco and DuPont are at times referred to herein individually as a "Party" and collectively as "Parties").

                                   WITNESSETH

         WHEREAS, prior to the initial public offering of Conoco (as defined in the Restructuring, Transfer and Separation Agreement), Conoco has heretofore provided certain ethane storage, throughput and operational services to DuPont at Conoco's Mont Belvieu Storage Facility, located in Chambers County, Texas; and

         WHEREAS, DuPont desires to continue to lease underground storage space from Conoco for the storage of ethane and has requested that certain such services continue pursuant to this Agreement; and

         WHEREAS, Conoco and DuPont do now desire to enter into this Agreement which will, effective as of the Effective Date, provide for the storage and throughput of DuPont's ethane by Conoco; and

         NOW, THEREFORE, subject to and in consideration of the terms, conditions and covenants contained in this Agreement, Conoco and DuPont agree as follows:

Article I.       DEFINITIONS

         A. "Barrel" means a volume of forty-two (42) U.S. standard gallons.

         B. "Reserved Volume(s)" means two million four hundred thousand (2,400,000) Barrels of Product (one million, five hundred thousand (1,500,000) Barrels of Ethane-Propane Mix and nine hundred thousand (900,000) Barrels of Purity Ethane.

         C. "Effective Date" means the date on which the Conoco initial public offering closes.

         D. "Contract Year" means a period of twelve consecutive months, which shall commence on the Effective Date or on the anniversary of the Effective Date each year.

         E. "Day" means a period of twenty-four (24) consecutive hours commencing at 7:00 a.m. Mont Belvieu, Texas local time and ending at 7:00 a.m. on the following day.




Ethane Storage and Throughput Agreement                                   Page 1

         F. "Delivery Point" means either or both of the custody transfer meter(s) that measures the volume of Product delivered into:
                 Meter No MU3006 delivering from the Storage Facility into DuPont's 8"/10" Pipeline in Mont Belvieu, Texas; and Meter No. MU4800 delivering from Conoco's 6" Pipeline into DuPont's 8"/10" in Orange, Texas.

         G. "EP Storage Well" means that certain underground storage cavern, No. W-3003, located at the Storage Facility presently used for the storage of Ethane-Propane Mix.

         H. "Excess Throughput" means that volume of Product which is received at the Receipt Point in any one Contract Year in excess of the Reserved Volume.

         I. "Fractionator(s)" means those facilities located in or near Mont Belvieu, Texas used to separate natural gas liquids into component parts, including without limitation the Gulf Coast Fractionator, Cedar Bayou Fractionator (formerly Warren), Koch Hydrocarbons Fractionator and Enterprise Products Fractionator.

         J. "Storage Customer" means all persons or entities, including DuPont and Conoco, storing Product in Conoco's Storage Facility.

         K. "Mont Belvieu Storage Facility" or "Storage Facility" means Conoco's owned and operated underground storage caverns and related equipment located at Mont Belvieu, Chambers County, Texas, situated on a 91.317 acre tract in the Henry Griffith League Abstract No. A-12, Volume 353, Page 581, Deed Records of Chambers County, Texas.

         L.      "Product" means Purity Ethane and/or Ethane-Propane Mix.

         M. "Purity Ethane" means a hydrocarbon stream consisting primarily of ethane (C2H6), that is condensed, absorbed, or separated out of natural gas with specifications as established from time to time by Conoco, owner and operator of the Mont Belvieu Storage Facility, and by the operators of the Fractionators. A copy of the current Purity Ethane product specifications is attached as Appendix A.

         N. "Ethane-Propane Mix" means a hydrocarbon stream consisting primarily of ethane (C2H6) with a substantial propane component (C3H8), that is condensed, absorbed, or separated out of natural gas with specifications as established from time to time by Conoco, owner and operator of the Mont Belvieu Storage Facility, and by the operators of the Fractionators.
                 A copy of the current Ethane-Propane Mix product specifications is attached as Appendix A.





Ethane Storage and Throughput Agreement                                   Page 2

         O. "Purity Ethane Storage Well" means that certain underground storage cavern, No. W-3001, located at Conoco's Mont Belvieu Storage Facility presently used for the storage of Purity Ethane.

         P. "Receipt Point" means, as to Purity Ethane, any or all of (a) the respective custody transfer meters that measure Purity Ethane volume delivered from the Gulf Coast Fractionator to Conoco (No. MU4010), the Koch Hydrocarbons Fractionator to Conoco (No. MU3010) and the Enterprise Products Fractionator to Conoco (No. FQ164), all located at or near Mont Belvieu, Texas; and (b) Conoco's Storage Facility where DuPont may receive Purity Ethane volume by inventory transfer from other Storage Customers; as to Ethane-Propane Mix, (a) the respective custody transfer meters that measure Ethane-Propane Mix volume from Diamond Shamrock Storage Facility, Meter No. 0108, and the Dynegy Storage Facility, Meter No. 76; and (b) Conoco's Storage Facility where DuPont may receive Ethane-Propane Mix by inventory transfer from other Storage Customers.

         Q. "Storage Cavern(s)" or "Storage Well(s)" means any or all of Conoco's owned and operated underground storage wells located at the Mont Belvieu Storage Facility including the EP Storage Well and the Purity Ethane Storage Well.

         R. "Storage Volume(s)" means the net current inventory of DuPont's Product(s) in the Storage Well(s).

         S. "Reservation Fee" means the fee for Reserved Volume for a Contract Year.

         T. "Cost per Reserved Barrel" means the cost, under any particular storage arrangement, for the reservation of storage space and the relevant annual throughput cost including the value of product reduced by Loss Allowance, divided by the number of Barrels of reserved volume. An example calculation of the Cost per Reserved Barrel for storage under the initial terms of this Agreement are included in Appendix C.

Article II.      TERM

                 This Agreement shall be in full force and effect as of 7:00 a.m. Mont Belvieu, Texas local time on the Effective Date, and shall continue in effect for a period of thirty (30) Contract Years, unless terminated earlier as provided elsewhere in this Agreement. DuPont shall have the right to terminate this Agreement without cause upon written notification to Conoco of at least one year.





Ethane Storage and Throughput Agreement                                   Page 3

Article III.     VOLUME AND STORAGE CAPACITY

         A. Storage Space. DuPont agrees to reserve and Conoco agrees to lease a total of two million, four hundred thousand (2,400,000) Barrels of storage space at Conoco's Mont Belvieu Storage Facility allocated as follows: one million, five hundred thousand (1,500,000) Barrels of storage space in the EP Storage Well; and nine hundred thousand (900,000) Barrels of storage space in the Purity Ethane Storage Well.

         B. Excess Storage Volumes. Only upon the prior written consent of Conoco, and subject to payment of all applicable fees including additional fees as provided in Article VII.D shall DuPont have Storage Volume in excess of Reserved Volume at any time, during the term of this Agreement.

         C. Sublease Permitted. DuPont shall be permitted to sublease any or all of the storage space leased under this Agreement. At any time DuPont enters into a subleasing arrangement with a third party, DuPont shall notify Conoco as to the volumes to be stored, the name and address of the third party and the terms and conditions of the sublease arrangement. However, all volumes stored under this Agreement shall be treated by Conoco as DuPont volumes and in no event shall Conoco have any liability to such third party or have any obligation to account to such third party under this Agreement.

Article IV.      OPERATIONS AND THROUGHPUT CAPABILITY

         A. Conoco's Storage Facility. Conoco operates at least one Storage Well in addition to the Storage Wells which are the subject of this Agreement and may add additional Storage Wells at the Storage Facility. The additional Storage Well is presently used to store products different than the Products covered by this Agreement. All of the Storage Wells are connected to centrally located pipeline header facilities operated by Conoco on its property in the vicinity of the Storage Wells. All Products delivered by DuPont into, or by Conoco out of, storage must be delivered by pipeline to such header facilities, and all such deliveries shall be deemed a delivery into or out of storage.

         B. Product Delivery and Receipts. It is DuPont's responsibility to make all arrangements necessary to deliver Product into storage and to receive Product from storage at Conoco's Storage Facility, and to pay any charges imposed by any third party and paid by Conoco for the collection, transfer, and injection of DuPont's Product to such header facilities for delivery into storage under this Agreement.

         C. Daily Throughput Volumes. Subject to Conoco's Delivery, Receipt and Allocation restrictions set forth in Article IV.D, Conoco's Maximum





Ethane Storage and Throughput Agreement                                   Page 4

                 Volume Capability set forth in Article IV.E, Conoco's Limitation on Product Loss set forth in Article V.C, and the Force Majeure restrictions set forth in Article XI, Conoco allocates to DuPont the following maximum Receipt Point and Delivery Point volume capabilities:

                 1) Receipts into the EP Storage Well: thirty thousand (30,000) Barrels per day;

                 2)       Receipts into the Purity Ethane Storage Well from all
                          Fractionators: forty-five thousand (45,000) Barrels per day;

                 3) Delivery Point volume capability of up to a maximum of forty thousand (40,000) Barrels per day from the EP Storage Well;

                 4) Delivery Point volume capability of up to a maximum of twenty thousand (20,000) Barrels per day from the Purity Ethane Storage Well.

                 5) In no event is this Article IV.C to be construed to require Conoco to make any expenditure to increase Receipt Point or Delivery Point capabilities. Conoco may from time to time, but is not obligated to, provide DuPont additional new or existing Delivery Point and Receipt Point volume capability at any time that such capability is available and such additional capability is not required by other Storage Customers as determined by Conoco.

         D. Delivery and Receipt Restrictions; Allocation. The delivery and receipt flow rates into and out of storage set forth in
                 Article IV.C are subject to Conoco's scheduling, operational and maintenance restrictions including, without limitation, brine handling restrictions and Storage Facility outages to conduct integrity tests of the Storage Wells. If Conoco's scheduling, operational or maintenance restrictions will not permit all of the Storage Customers (including Conoco) to deliver or receive the volumes of product requested, then Conoco shall allocate among such parties Conoco's available flow rates in a fair and equitable manner as determined by Conoco. Conoco shall give DuPont timely notice of any scheduled maintenance work on Conoco's Storage Facility which will interrupt acceptance or redelivery of any Products hereunder and, if scheduling and operational restrictions exist at the time DuPont schedules movements of Product, then Conoco will verbally notify DuPont of such restrictions.

         E. Maximum Volume Capability. Conoco allocates to DuPont a Delivery Point volume capability of forty-five thousand (45,000) Barrels per Day of Product (take-away capacity). Conoco may, but is not obligated to, provide additional daily Delivery Point volume capability from its Storage Facility at any time that such capability is not required by other Storage Customers as determined by Conoco.





Ethane Storage and Throughput Agreement                                   Page 5

         F. Removal of Product. DuPont must remove all Product from the Storage Facility no later than thirty (30) Days from the last Day of the Term of this Agreement, and such removal shall be subject to the prior full payment of any accrued Reservations Fees, Throughput Fees, Excess Storage Fees and other charges, and to the other terms, provisions, and conditions of this Agreement.

         G. Commingling. DuPont agrees that Conoco shall have the right to commingle DuPont's Purity Ethane with Purity Ethane belonging to others and Ethane-Propane Mix with Ethane-Propane Mix belonging to others and Conoco is not obligated to redeliver to DuPont the identical Product received from DuPont. Conoco shall not be liable for any losses occurring to DuPont as a result, directly or indirectly, of the commingling of Ethane and Ethane-Propane Mix.

         H. Sampling. Conoco shall have the right to sample all Product to be delivered for storage and may refuse to accept delivery of any Product if, in Conoco's opinion, the Product does not meet the required specifications or satisfactory control of Product specifications will not be maintained during delivery. At Conoco's request DuPont shall provide Conoco access to the Product to be delivered for the purpose of sampling and provide Conoco representative samples of such Product.

         I. Specifications. All Product delivered by DuPont into storage or by Conoco from storage must meet the respective specifications set out in Appendix A. Conoco reserves the right to modify, add to, or revise such specifications at any time and from time-to-time upon giving not less than thirty
                 (30) days prior written notice; provided, however, that any such specification revisions shall apply to all Storage Customers for the Product.

         J. Nominations, Scheduling. Product movements must be nominated by DuPont and accepted by Conoco on or before the fifth working day before the end of the month for Product movements during the succeeding month. Changes made after that time will be accommodated on a best efforts basis by Conoco and may incur additional throughput fees.

         K. Metrics. The Parties agree to, from time to time, mutually develop metrics for monitoring each other's performance under this Agreement and particularly to aid in the early identification and correction of problems that may arise during the term of the Agreement.





Ethane Storage and Throughput Agreement                                   Page 6

Article V.       MEASUREMENT AND TESTING

         A. Measurement and Testing. Measurement and testing of Product into and out of the Storage Facility shall be made in accordance with the procedures set forth in Appendix B.

         B. Loss Allowance. Conoco guarantees to return to DuPont at the Delivery Point, on a Barrel-for-Barrel basis, all throughput volumes received at the Receipt Point less a "Loss Allowance". At the outset of this Agreement, the Loss Allowance shall be seventy-one thousandths of one percent (0.071%). Beginning January 1, 1999, Loss Allowance shall be adjusted in accordance with Article VIII. All other volume losses shall be governed by Article V.D.

         C. Limitation on Product Loss. Notwithstanding the return guarantee set out in Article V.B above, Conoco shall be responsible for the loss of or damage to such Product only when, and to the extent that such loss or damage is caused by the negligence of Conoco, its employees and agents. Any loss of Product from Conoco's Storage Facility for which Conoco is not responsible shall be apportioned among all of the Storage Customers storing Product in such Storage Wells on the date of loss in proportion to the amount of Product each Storage Customer (including Conoco) has in storage on such date.

         D. Risk of Loss. DuPont's Product is not insured by Conoco against loss or injury however caused, and any insurance thereon must be provided and paid for by DuPont. Conoco's liability, if any, for damages to the stored Product shall be limited to a value equal to the Mont Belvieu OPIS Average Price at the time of the loss, or at DuPont's option, replacement of such lost or damaged Product in kind.

         E. Monthly Inventory Reports. Conoco shall submit to DuPont monthly stock reports supported with appropriate receiving and shipping information showing movements of Product into and out of Conoco's Storage Facility and the amount of Product remaining in storage at the end of the month.

Article VI.      TITLE

                 Title to DuPont's Product shall remain at all times with DuPont and shall not transfer to Conoco; provided, however, DuPont shall remain liable to Conoco for all fees, costs, and all other liabilities as set forth in this Agreement, regardless of whether DuPont, DuPont's customer or DuPont's sublessee has title to the Product.





Ethane Storage and Throughput Agreement                                   Page 7

Article VII.     CONSIDERATION AND PAYMENT

         A. Reservation Fee. DuPont agrees to pay Conoco a Reservation Fee for the Reserved Volume. The entire Reservation Fee for each Contract Year shall be paid in full regardless of whether or not DuPont actually uses the amount of storage space reserved. The Reservation Fee is due and payable in advance, for each month or part thereof, on or before the first of each such month in equal monthly installments throughout each Contract Year of this Agreement. No refund will be provided for any partial month should this Agreement be terminated at a time other than the end of a month. At the outset of this Agreement, the annual Reservation Fee shall be seventy-four and one-half cents ($0.745) per year per Barrel of Reserved Volume. The first three monthly installments shall be one hundred, forty-nine thousand dollars ($149,000); the first of which shall be due and payable on or before the Effective Date and the next two shall be due and payable on or before the first day of each of succeeding month. Beginning January 1, 1999, the monthly Reservation Fee shall be an amount determined pursuant to Article VIII. Further adjustments to the monthly Reservation Fee may be made pursuant to Article VIII.

         B. One Free Turn. By payment of the Reservation Fee as set forth in Article VII.A, DuPont is entitled, in each Contract Year, to deliver into storage a volume of Product up to the Reserved Volume without incurring a Throughput Fee.

         C. Throughput Fee. DuPont agrees to pay Conoco a handling charge ("Throughput Fee") for each Barrel of Excess Throughput. At the outset of this Agreement, the Throughput Fee shall be fourteen and nine tenths cents ($0.149) per Barrel of Excess Throughput. Beginning January 1, 1999, the Throughput Fee shall be an amount determined pursuant to Article VIII.

         D. Excess Storage Fee. DuPont is not permitted, at any time, to have a Storage Volume in excess of the Reserved Volume without the express written consent of Conoco. In the event DuPont has Storage Volume in excess of the Reserved Volume, in addition to all other applicable fees, DuPont shall pay Conoco an Excess Storage Fee of nine and one tenth cents ($0.091) per Barrel for the total number of Barrels of Storage Volume in excess of the relevant Reserved Volume for each month in which there is an excess Storage Volume. Any excess Storage Volume acquired in this manner shall be understood to be temporary only, and shall not constitute waiver of Conoco's right to restrict storage to the Reserved Volume at any time thereafter. DuPont shall promptly remove any such excess Storage Volume upon Conoco's request.





Ethane Storage and Throughput Agreement                                   Page 8

         E. Holdover Storage Fee. The fee for storage of any Product remaining in storage more than thirty (30) days past the last day of the term of this Agreement shall be twelve cents ($.12) per Barrel per month or any portion thereof, payable in advance on the first day of each month in the same manner and at the same place designated above for Reservation Fees. Any holdover storage shall be understood to be temporary only, and shall not constitute waiver of Conoco's right to use or lease storage space to others at any time after this Agreement is terminated. DuPont shall promptly remove any such holdover volume upon Conoco's request.

         F. Dryer Fee. DuPont shall pay Conoco a Dryer Fee of one and twenty six hundredths cents ($0.0126) per Barrel on all Product dried by Conoco and delivered to DuPont.

         G. Invoicing. Conoco may issue invoices to DuPont periodically for charges that have accrued. DuPont agrees to remit payment of all undisputed amounts due to Conoco via wire transfer within thirty (30) days of the date of the invoice.

         H. Records and Audit. Conoco will maintain accurate accounts and supporting documentation for all charges related to providing the services under this Agreement and such other records as may reasonably be required by DuPont in accordance with the Generally Accepted Accounting Principles and Practices for a period of at least five years. DuPont may at its option and expense, inspect and audit the accounts of Conoco for the most recent two calendar years relating to any charges imposed by Conoco under this Agreement. Each audit must be conducted during office hours and with at least forty-eight (48) hours advance notice. If DuPont shall require a second audit or inspection in any single year, DuPont shall pay all of Conoco's costs, as determined in Conoco's reasonable discretion, plus any other costs associated with such second audit or inspection.

Article VIII.    ADJUSTMENT OF FEES

         A. During the fourth quarter of 1998, or as quickly thereafter as can reasonably be accomplished, the Parties shall jointly commission and pay for a study by a qualified third party to determine the cost for the storage that Conoco is providing under this Agreement for DuPont. The Parties shall advise the third party to find a reasonable number of reference storage arrangements having a term of at least one year and reservation and throughput volumes similar to the reservation and throughput volume that DuPont has undertaken in this Agreement. For each reference storage arrangement, the third party should obtain: the reserved volume; the annual throughput, the





Ethane Storage and Throughput Agreement                                   Page 9
                 reservation fees, the throughput fees, loss allowance and the term and the vintage (when the arrangement was first effective).

         B. Conoco shall also provide, under terms of confidentiality with the third party, corresponding data for all storage arrangements having a term of at least one year where Conoco is the storage provider and the storage customer.

         C. The third party shall, without revealing the fees involved in each storage arrangement, disclose to the Parties the reserved volume, throughput volume, term and vintage of each storage arrangement discovered (not including those arrangements in which Conoco is the storage provider). The Parties shall then, by agreement, assign a weight to each storage arrangement. If the Parties cannot agree on the weighting of the various arrangements, then the default weighting procedure is to assign weights for each reference arrangements where half of each such assigned weight is derived by dividing the particular reservation volume by the sum of all reservation volumes and the other half of each assigned weight is derived by dividing the particular throughput volume by the sum of all throughput volumes.

         D. The third party shall thereafter compute Cost per Reserved Barrel figures for each storage arrangement where no such figures are to be disclosed to the Parties. From these various Cost per Reserved Barrel figures, the third party shall then compute a Conoco provider weight averaged Cost per Reserved Barrel and a market-based weight average Cost per Reserved Barrel. The Conoco provider Cost per Reserved Barrel is computed using the default procedure of weighting as described above for the arrangements where Conoco is the storage provider. The market-based Cost per Reserved Barrel is computed based on the weight averaged (based on the Parties agreed weighting or the default weighting if there is no agreement on weighting) of all the remaining Cost per Reserved Barrel figures. See Appendix C for an example calculation of the Cost per Reserved Barrel using the interim fees.

         E. The third party shall then determine which is the lowest Cost per Reserved Barrel between the Conoco provider and market-based Cost per Reserved Barrel amounts. Only the lowest of the two amounts shall be revealed to the Parties and it shall not be revealed whether the amount given is the Conoco provider Cost per Reserved Barrel amount or the market-based Cost per Reserved Barrel amount.

         F. Once the Cost per Reserved Barrel is determined from the third party, the Parties shall revise the Reservation Fee, Throughput Fee and Loss





Ethane Storage and Throughput Agreement                                  Page 10

                 Allowance to provide DuPont with comparable cost and Conoco with comparable revenue per Barrel of Reserved Volume. After adjustment, the new Loss Allowance should be based on the ratio of the new Cost per Reserved Barrel to the old Cost per Reserved Barrel. Also, the new Reservation Fee should remain about five times the new Throughput Fee and preferably be fairly round numbers. See Appendix D for example calculations of new Reservation Fees, Throughput Fees and Loss Allowance for various scenarios of new Cost per Reserved Barrel amounts as might be generated by the study.

         G. The new fees shall be effective upon January 1, 1999 and shall extend until revised by a subsequent study as described above. Subsequent studies may be conducted every three years immediately preceding the anniversary of the Effective Date. Thus, the next study may be conducted prior to the month and day of the Effective Date in the year 2001 such that the results therefrom may be effective on such date. However, for studies after 1999, the fees shall not be adjusted unless the study reveals that the lower of the Conoco provider and market-based Cost per Reserved Barrel amounts deviate from the then current Cost per Reserved Barrel by more than ten percent (10%). Subsequent changes in fees, except in the case of a meet or release demand in Article IX, shall be instituted at the beginning of a Contract Year.

Article IX.      MEET OR RELEASE

         A. DuPont shall have the right during the term of this Agreement to obtain a bonafide offer from a storage provider to provide storage services for the entire Reserved Volume and present such bonafide offer to Conoco for Conoco to either meet the terms of the bonafide offer or elect to terminate the further obligations of both Parties under this Agreement.

         B. Upon the presentment of a meet or release demand, Conoco shall be required to respond within thirty (30) days electing one of two options: (1) Conoco may elect to accept all fees, charges, terms and conditions of the bonafide offer and continue to provide services under this Agreement as modified by all provisions of the bonafide offer; or (2) elect to terminate its obligations to provide services under this Agreement.

         C. Any such release shall not be effective until one year from the date of Conoco's response. In addition, as there are other services, in addition to those set forth in this Agreement being provided by Conoco to DuPont, specifically pipeline operation services for DuPont owned pipelines for transporting products to and from DuPont's Sabine River Works Facility, it should be noted that Conoco's election to terminate the obligations of the





Ethane Storage and Throughput Agreement                                  Page 11

                 Parties under this Agreement may trigger the right to terminate services provided under such separate agreements.

Article X.       LIABILITIES, INDEMNITIES, CLAIMS

         A. Express Negligence Disclosure. UNLESS THIS AGREEMENT EXPRESSLY PROVIDES TO THE CONTRARY, THE INDEMNITY, RELEASE AND WAIVER PROVISIONS SET FORTH IN THIS AGREEMENT APPLY REGARDLESS OF WHETHER THE INDEMNIFIED PARTY (OR ITS EMPLOYEES, AGENTS, CONTRACTORS, SUCCESSORS OR ASSIGNS) CAUSES, IN WHOLE OR IN PART, INDEMNIFIED CLAIMS ARISING OUT OF OR RESULTING, IN WHOLE OR IN PART, FROM, OUT OF, OR IN CONNECTION WITH, THE STORAGE OR HANDLING OF DUPONT'S PRODUCT OR THE OPERATIONS OF CONOCO'S STORAGE FACILITY OR THE INDEMNIFIED PARTY'S (OR ITS REPRESENTATIVES', CONTRACTORS', SUCCESSORS', OR ASSIGNS') SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR FAULT. DUPONT AND CONOCO ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

         B. Conoco shall indemnify and hold DuPont harmless from any loss or liability (including legal fees and expenses) arising from any claim or cause of action for injury to or death of any Conoco employee.

         C. DuPont shall indemnify and hold Conoco harmless from any loss or liability (including legal fees and expenses) arising from any claim or cause of action for injury to or death of any DuPont employee.

         D. Conoco shall, to the extent permitted by law, fully indemnify, defend and hold harmless, DuPont, with respect to any and all claims, losses, damages, fines, debts, cost, expenses, and penalties, liabilities, causes of action, including without limitation, settlement costs and any reasonable legal or other expenses paid to a third party for investigating or defending any actions or threatened actions, (herein collectively referred to as "Losses"), to the extent such Losses are incurred by DuPont arising out of or as a result of any negligence, willful misconduct, breach of contract or violations of law or regulation by Conoco, its employees, agents, subcontractors or assigns in the performance of services provided pursuant to this Agreement. The Losses covered under this paragraph, unless provided for in paragraphs B and C above, include, without limitation, Losses from actual or alleged (1) injury to or death of any person, including agents, subcontractors and





Ethane Storage and Throughput Agreement                                  Page 12
                 assigns of DuPont, (2) loss of or damage to property including, without limitation, property of DuPont and (3) damage to the environment.

         E. DuPont shall, to the extent permitted by law, fully indemnify, defend and hold harmless, Conoco, with respect to any and all claims, losses, damages, fines, debts, cost, expenses, and penalties, liabilities, causes of action, including without limitation, settlement costs and any reasonable legal or other expenses paid to a third party for investigating or defending any actions or threatened actions, (herein collectively referred to as "Losses"), to the extent such Losses are incurred by Conoco arising out of or a result of any negligence, willful misconduct, breach of contract or violations of law or regulation by DuPont, its employees, agents, subcontractors or assigns in the performance of services provided pursuant to this Agreement. The Losses covered under this paragraph, unless provided for in paragraphs B and C above, include, without limitation, Losses from actual or alleged (1) injury to or death of any person, including agents, subcontractors and assigns of Conoco, (2) loss of or damage to property including, without limitation, property of Conoco and (3) damage to the environment.

         F. Joint Responsibility. In circumstances that both Parties are in some measure responsible for Losses as described in Paragraphs D and E above, the Parties shall indemnify the other to the extent of its proportional share of its responsibility of such Losses.

         G. Waiver of Consequential and Punitive Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR AT LAW OR IN EQUITY, IN NO EVENT SHALL CONOCO BE LIABLE FOR PUNITIVE, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION OR ANY OTHER LOSS) ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT OR REGARDING THE PROVISION OF OR THE FAILURE TO PROVIDE THE STORAGE AND THROUGHPUT SERVICES HEREUNDER, EVEN IF CONOCO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         H. Exclusive Remedy. The terms and provisions of this Article X shall be the sole and exclusive remedy of each of the Parties indemnified hereunder with respect to the transactions contemplated in this Agreement.

         I. Notice of Claims. Notice of claims for loss, damage, or indemnity in connection with the services provided under this Agreement must be made to Conoco in writing within ninety (90) days after the same having become





Ethane Storage and Throughput Agreement                                  Page 13
                 known to DuPont or should have become known to DuPont. Such claims must be set forth in specific detail and must be delivered to Conoco within the ninety (90) day period and, unless so made and delivered to Conoco, Conoco shall be wholly released and discharged therefrom and shall not be liable therefore in any manner whatsoever. Conoco shall use best efforts to respond timely to any DuPont claim. No suit at law or in equity shall be maintained upon any claim unless such claim is brought within two (2) years of Conoco's refusal to accept such claim.

Article XI.      FORCE MAJEURE

         A. Force Majeure. Neither Party shall be liable to the other for failure or delay in performance under this Agreement to the extent that the failure or delay is due directly or indirectly to Force Majeure, which is herein defined to include without limitation, Acts of God or other causes beyond the reasonable control of the Parties, war (whether declared or not), fire, flood, lightning, hurricane or other storm, earthquake, geological failure, acts of public enemy, explosion, scheduling, operational and maintenance restrictions, rebellion, riot, insurrections, sabotage, invasion, accident, epidemic, strikes, lockouts or other labor difficulties or industrial disturbances, compliance with acts, rules, regulations, or orders of federal, state, or local government, any agency thereof or any other authority having or purporting to have jurisdiction, mechanical failures or similar causes not due to either Party's fault or negligence, official order or industry-wide request, any inability to secure necessary parts or materials, including the inability to secure materials by reason of allocations promulgated by authorized governmental agencies, or any other contingency beyond the control of the affected Party which interferes with the performance hereunder.

         B. Suspension of Performance. Performance under this Agreement shall be suspended (except for the payment of money due or to become due for past performance hereunder) during the period of such Force Majeure to the extent made necessary by the Force Majeure; provided, the settlement of strikes, lockouts, industrial disputes, or disturbances shall be entirely within the discretion of the Party so settling to accede to the demands of the demands of any opposing party when such course is inadvisable in the discretion of the Party having the difficulty.

         C. No Effect on Term. No curtailment, suspension, or acceptance of performance pursuant to this Article XI shall operate to extend the term of, or to terminate, this Agreement. Performance under this Agreement shall resume to the extent made possible by the end or amelioration of the Force Majeure event.





Ethane Storage and Throughput Agreement                                  Page 14

         D. Notice. A Party claiming Force Majeure shall notify the other Party immediately by telephone, E-mail, and/or fax and confirm the same in writing, giving reasonable detail regarding the type of Force Majeure and its estimated duration.

Article XII.     MISCELLANEOUS PROVISIONS

         A. Taxes. DuPont shall pay any and all lawful taxes, assessments, or charges levied or assessed against DuPont's Product or other assets including, but not limited to, any gross receipts tax, use tax, sales tax and ad valorem tax. DuPont shall immediately reimburse Conoco for any such taxes, assessments or charges paid by Conoco on behalf of DuPont upon receipt of notice of payment. Conoco shall pay all its income-related taxes and all employee-related taxes and charges such as withholdings, FICA, FICM, unemployment and other similar taxes.

         B. Notice. All notices, demands, request and other communications necessary to be given hereunder shall be in writing and deemed given if personally delivered, forwarded by facsimile transmission (with proof of transmission capability), or mailed by either certified mail, return receipt requested, or sent by recognized overnight carrier to the respective Party at its address below:

                      If to Conoco:

                            Conoco Inc.
                            P.O. Box 2197
                            Houston, Texas 77252-2197

                            Attn: Director, Fractionation Services and Logistics
                            Telephone: (281) 293-1198
                            Facsimile: (281) 293-5990

                      If to DuPont and related to:

                            Pricing and contract issues:

                                  DuPont Sourcing
                                  P.O. Box 80022
                                  Wilmington, DE  19880-0022

                                  Attn:  Sourcing Manager
                                  Telephone: (302) 992-6085
                                  Facsimile: (302) 992-3966





Ethane Storage and Throughput Agreement                                  Page 15

                            Legal issues:

                                  DuPont Legal
                                  1007 Market Street
                                  Wilmington, DE  19898

                                  Attn: Logistics and Commerce Counsel
                                  Telephone: (302) 774-1539
                                  Facsimile: (302) 774-4812

                            Operations, Day to Day issues

                                  DuPont Packaging and Industrial Polymers
                                  1007 Market Street
                                  Wilmington, DE  19898

                                  Attn:  Manager, Contract Manufacturing
                                  Telephone: (302) 774-6105
                                  Facsimile: (302) 774-2005

         C. Assignment. Neither Party shall assign any portion of its rights or obligations under this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld; provided however, either Party may assign this Agreement to a parent corporation, or any subsidiary or affiliate with respect to which it holds at least fifty-one percent (51%) of the voting stock, without the consent of the other Party; provided further, the original Parties to this Agreement shall remain primarily obligated hereunder. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and assigns and nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights, or remedies. Notwithstanding the foregoing, DuPont shall have the right to freely assign its entire interest in this Agreement to a third party pursuant to such third party acquiring DuPont assets that are served by Conoco under this Agreement.

         D. Rules and Regulations. This Agreement and the provisions hereof shall be subject to, and the Parties agree to comply with, all applicable local, state, and federal laws and to all applicable rules, regulations, orders and directives of any governmental authority, agency, commission, or regulatory body in connection with any and all matters or things under or incident to this Agreement. The Parties warrant to one another that they comply with all applicable laws, rules, orders, and regulations of governmental authority covering the production, sale and delivery of the goods or services specified herein, including, but not limited to, the Equal





Ethane Storage and Throughput Agreement                                  Page 16

                 Opportunity Clause prescribed in 41 CFR 60-1.4; the Affirmative Action Clause prescribed in 41 CFR 60-250.4, regarding disabled veterans and veterans of the Vietnam Era; the Affirmative Action Clause for Handicapped Workers prescribed in 41 CFR 60-741.4; 48 CFR Chapter 1 Subpart 19.7 regarding Small Business and Small Disadvantaged Business Concerns; 48 CFR Chapter 1 Subpart 20.3 regarding Utilization of Labor Surplus Area Concerns; Executive Order 12138 and regulations thereunder regarding subcontracts to women-owned business concerns; Affirmative Action Compliance Program (41 CFR 60-1.40); annually file SF-100 Employer Information Report (41 CFR 60-1.7); 41 CFR 60-1.8 prohibiting segregated facilities; and the Fair Labor Standards Act of 1938, as amended.

         E. Governing Law, Waiver of Jury Trial and Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE IRRESPECTIVE OF THE RESIDENCE, PLACE OF BUSINESS, OR DOMICILE OF THE PARTIES HERETO OR PLACE OF EXECUTION BY ANY PARTY HERETO, AND NOTWITHSTANDING ANY CONFLICT OF LAWS OR PROVISIONS TO THE CONTRARY. THIS AGREEMENT SHALL NOT BE GOVERNED BY THE U. N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS. IN ADDITION, EACH PARTY HEREBY
                 (a) WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY MATTER OR RIGHT ARISING UNDER THIS AGREEMENT OR RELATING TO THE TRANSITIONAL SERVICES, (b) CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT WITHIN THE STATE OF DELAWARE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSITIONAL SERVICES SHALL BE LITIGATED IN ANY SUCH COURT, AND (c) WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDINGS IN ANY SUCH COURT.

         F.      Alternative Dispute Resolution.

                 1. Both Parties understand and appreciate that their long term mutual interests will be best served by affecting a rapid and fair resolution of any claims or disputes which may arise out of this Agreement. Therefore, both Parties agree to use their best efforts to resolve all such disputes as rapidly as possible on a fair and equitable basis.





Ethane Storage and Throughput Agreement                                  Page 17

                          Toward this end both Parties agree to develop and follow a process for presenting, rapidly assessing, and settling claims and other disputes on a fair and equitable basis.

                 2. If any dispute or claim arising under this Agreement cannot be readily resolved by the Parties pursuant to Paragraph F.1 above, the Parties agree to refer the matter to a panel consisting of one (1) senior executive from each Party for review and resolution. The senior executive shall not have been directly involved in the claim or dispute. A copy of the Agreement, relevant facts, areas of disagreement, and concise summary of the basis for each side's contentions will be provided to both executives who shall review the same, confer, and attempt to reach a mutual resolution of the issue. The senior executives shall attempt to meet and resolve the dispute within thirty (30) days of their appointment.

                 3. If the dispute cannot be resolved, under the process set forth in Paragraph F.2 above, within ten (10) days from the date of the panel's conference, the Parties agree to attempt to resolve the dispute or claim through non-binding mediation. The Parties shall select a single qualified Mediator, knowledgeable in the pertinent industry, who is not presently affiliated with or related to either Party. The Mediator shall hold a hearing (not to exceed one
                          (1) day) as soon as practicable after his appointment (but not later than thirty (30) days after his appointment) during which each Party shall present its version of the matter, supported, if desired, by a brief statement of the issue(s), sworn, written testimony, relevant documents, its assessment of damages, and its argument. The Parties shall provide the Mediator with copies of all such materials as well as any documents provided to their senior executives under Paragraph F.2 at least ten (10) days prior to the scheduled date of the mediation hearing. The Parties may also provide the Mediator with copies of any laws or regulations which they feel are relevant to the dispute. A copy of the Contract will be provided to the Mediator. Formal written arguments, legal memoranda, and live testimony are discouraged but may be permitted at the discretion of the Mediator. Both Parties agree to make any relevant and involved employees or documents available to the other Party for its review and use in preparing its position under this clause without the need for subpoena or other court order.

                 4. The Mediator, within ten (10) days of the completion of the hearing, will meet separately with both Parties and provide each of them, on a





Ethane Storage and Throughput Agreement                                  Page 18
                          confidential basis, with his/her written views of the strengths and weaknesses of their respective positions. The Parties will then reconvene and, with the assistance of the Mediator, attempt to resolve the matter. If resolution cannot be achieved by the Parties within forty-eight (48) hours of this second meeting, the Mediator will, within ten (10) additional days, issue a written, non-binding decision on the issue.

                 5. Each Party shall, within five (5) days of the Mediator's written decision, notify the other in writing whether it will accept or reject that decision. If the matter has not been resolved utilizing the processes set forth in this clause and the Parties are unwilling to accept the non-binding decision of the Mediator, either or both Parties may elect to pursue resolution through litigation.

                 6. The selected Mediator shall execute a confidentiality agreement, satisfactory to all Parties, prior to his/her active participation in the mediation. The costs of the Mediator shall be shared equally by the Parties. Each Party will bear its own costs of mediation.

                 7. If the Parties cannot agree upon a choice of a Mediator within ten (10) days of the date of the panel's conference pursuant to Paragraph F.2, either or both Parties may elect to directly pursue litigation.

                 8. All statements, correspondence, memoranda, briefs, decisions, testimony, communications, and materials, whether written or oral, submitted to or generated by the panel and/or Mediator in connection with the processes set forth above shall be deemed to be in furtherance of settlement negotiations and shall be privileged and shielded from production and disclosure in any subsequent litigation. Notwithstanding the foregoing, documents prepared in the normal course of business, such as invoices, shall be subject to discovery in subsequent litigation in accordance with applicable law.

         G. Hazards. EACH PARTY ACKNOWLEDGES THAT THERE ARE HAZARDS ASSOCIATED WITH THE STORAGE AND USE OF PRODUCT, THAT IT UNDERSTANDS SUCH HAZARDS, AND THAT IT IS ITS OWN RESPONSIBILITY TO WARN AND PROTECT ITS EMPLOYEES AND OTHERS WHO MAY BE EXPOSED TO SUCH HAZARDS IN CONNECTION WITH ITS RESPONSIBILITIES AND OBLIGATIONS CONCERNING THE STORAGE AND USE OF THIS PRODUCT CONTEMPLATED BY THIS AGREEMENT.





Ethane Storage and Throughput Agreement                                  Page 19

         H. Headings. Headings used in this Agreement are for convenience of the Parties only, and shall not be taken into account in construing or interpreting this Agreement.

         I. Entire Agreement. This Agreement contains the entire Agreement and understanding of the Parties with respect to the matters contained herein and there are no promises, assurances, terms, conditions, or obligations, whether by precedent or otherwise, other than those contained herein. This Agreement cancels and supercedes any agreement covering the storage and throughput of Product at Conoco's Mont Belvieu Storage Facility or any other agreement incident thereto previously executed by the Parties.

         J. Amendment. This Agreement shall not be amended or modified except by written instrument executed by duly authorized representatives of the respective Parties.

         K. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute on original and all of which shall constitute one document.

         L. Waivers. No waiver of the provisions hereof shall be effective unless in writing and signed by the Party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect to any subsequent breach or default, either of a similar or dissimilar nature, unless expressly so stated in writing.

         M. Confidentiality. Neither Conoco nor DuPont shall disclose any term or condition of this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld. In the event of the termination of this Agreement, Conoco and DuPont shall, to the extent permitted by law, keep confidential and not use any confidential information obtained pursuant to this Agreement, unless prior written consent is obtained or such information is readily ascertainable from public or published information or trade sources or is received by a Party from a third party having no obligation of confidentiality with respect to such information.

         N. Default. In the event either Party to this Agreement shall default in the performance of any obligations specified, the nondefaulting Party shall notify the other Party in writing, and if such default is not remedied with reasonable promptness, then the nondefaulting Party shall have the right to terminate this Contract immediately. Termination under this Article, or under any other Article of this Contract, shall not relieve or release either Party from any liability which accrued prior to the date of such termination.





Ethane Storage and Throughput Agreement                                  Page 20

         O. CHEMTREC. The Parties agree to use CHEMTREC to report any chemical emergency relating to any Product under this Agreement.

         P. Safety. The Parties are vitally interested in safety and in the safe practices of all activities covered under this Agreement. Thus, Parties agree to maintain mutually agreeable safety standards for activities covered under this Agreement which are no less stringent than safety standards which are in effect at the Effective Date. In addition to endeavoring to maintain high safety standards, the Parties agree that its employees, contractors, subcontractors and agents shall respect and abide by the other Party's plant and site safety rules when the one Party has personnel on the other Party's plant or site.

         Q. Independent Contractor. It is understood that employees, methods, facilities, and equipment of Conoco shall at all times be under its exclusive direction and control. Conoco's relationship to DuPont shall be that of an independent contractor. Nothing in the Contract shall be construed to constitute Conoco, or any of its employees, as an agent, associate, joint venturer, or partner of DuPont. However, DuPont may from time to time appoint, in writing, Conoco to act as an agent for limited purposes.

         R. Minority Vendors. The Parties agree to provide maximum practicable utilization of Minority subcontractors and vendors among its sources of supply in the performance of this Contract. Minorities include but are not limited to Black Americans, Hispanic Americans, Native Americans, Asian Pacific Americans, and Native Hawaiian Organizations. A Minority business is at least fifty-one percent (51%) owned by a Minority or group of Minorities and has its management and daily business controlled by one (1) or more such individuals. Conoco shall report to DuPont on a quarterly basis the dollar amounts paid by Conoco during the previous quarter to minority subcontractors and vendors for goods and services used in the performance of this Agreement.

         S.      Year 2000 Compliance.

                 1. Each Party covenants and agrees that it will not permit a Year 2000 Problem to computer systems, software or equipment owned, leased or licensed by it, its affiliates or subsidiaries to interfere with its performance under this Agreement. Each Party further agrees to request from those of its suppliers whose performance may materially affect that Party's performance hereunder, that each such supplier undertake the same obligation with respect to such material performance. The Parties will use reasonable commercial efforts to cooperate and share information to further comply with this Article,





Ethane Storage and Throughput Agreement                                  Page 21
                          and to minimize the impact of Year 2000 Problems on performance of this Agreement. Each Party will inform the other Party of any circumstance indicating a possible obstacle to such compliance, and the steps being taken to avoid or overcome the obstacle.

                 2. Provided a Party complies with Paragraph S.1 above, such Party will not be liable to the other Party hereto for any failure to perform obligations under this Agreement to the extent such failure to perform arises from a Year 2000 Problem a) affecting one of the non-performing Party's suppliers or b) beyond that Party's reasonable control (e.g. a Year 2000 Problem affecting a governmental entity). IN PARTICULAR SUCH NON-PERFORMING PARTY SHALL HAVE NO LIABILITY FOR ANY DAMAGES, INCLUDING DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES.

                 3. A "Year 2000 Problem" means a date handling problem relating to the Year 2000 date change that would cause a computer system, software or equipment to fail to correctly perform, process and handle date related data for the dates within and between the twentieth and twenty-first centuries and all other centuries.

         T. Continuous Improvement. The Parties will meet from time to time, preferably at least once per year, to consider potential operating cost saving measures that may be employed in the performance of services rendered under this Agreement. The Parties agree that, to the extent that operating cost savings are achieved, each Party will share with the other, on a 50/50 basis, the benefits of any cost savings realized for the remainder of the term.

         U. Controlled Substance Abuse. The Parties agree that the use, possession, manufacture, dispensing, sale and distribution of alcohol, drugs, and other controlled substances on their respective premises and on or in vehicles and equipment used for the purposes of this Agreement shall be prohibited. In addition, the Parties shall prohibit from their property the presence of any individual having a controlled substance in his/her body for non-medical reasons. The Parties shall develop a mutually agreeable Controlled Substance Abuse policy, including drug testing, which is at least as rigorous as Conoco's current policy and complies with DOT's policy relating to pipeline operations.





Ethane Storage and Throughput Agreement                                  Page 22

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on the day indicated.

                                  Conoco Inc.

                                  By:
                                      ----------------------------------------

                                  Title:
                                         -------------------------------------

                                  Date:
                                        --------------------------------------



                                  E. I. du Pont de Nemours and Company

                                  By:
                                      ----------------------------------------

                                  Title:
                                         -------------------------------------

                                  Date:
                                        --------------------------------------





Ethane Storage and Throughput Agreement                                  Page 23

                                                                 EXHIBIT 10.18

                    ETHYLENE STORAGE AND THROUGHPUT AGREEMENT



This Ethylene Storage and Throughput Agreement ("Agreement") is effective as of 7:00 a.m. Mont Belvieu, Texas local time on the Effective Date by and between Conoco Inc., a Delaware corporation with its principal place of business at 600 North Dairy Ashford Road, Houston, Texas 77079 ("Conoco") and E. I. du Pont de Nemours and Company, a Delaware corporation, with its principal place of business at 1007 Market Street, Wilmington, Delaware 19898 ("DuPont"). (Conoco and DuPont are at times referred to herein individually as a "Party" and collectively as "Parties").

                                   WITNESSETH

         WHEREAS, prior to the initial public offering of Conoco (as defined in the Restructuring, Transfer and Separation Agreement), Conoco has heretofore provided certain storage, throughput and operational services to DuPont at Conoco's Mont Belvieu Storage Facility, located in Chambers County, Texas; and

         WHEREAS, DuPont desires to continue to lease underground storage space from Conoco for the storage of ethylene and has requested that certain such services continue pursuant to this Agreement; and

         WHEREAS, Conoco and DuPont do now desire to enter into this Agreement which will, effective as of the Effective Date, provide for the storage and throughput of DuPont's ethylene by Conoco; and

         NOW, THEREFORE, subject to and in consideration of the terms, conditions and covenants contained in this Agreement, Conoco and DuPont agree as follows:

Article I.        DEFINITIONS

         A. "Barrel" means a volume of forty-two (42) U.S. standard gallons.

         B. "Reserved Volume" means the entire volume of the Ethylene Storage Well currently about one million six hundred thousand (1,600,000) Barrels of Product.

         C. "Effective Date" means the date on which the Conoco initial public offering closes.

         D. "Contract Year" means a period of twelve consecutive months, which shall commence on the Effective Date or on the anniversary of the Effective Date each year.

         E. "Day" means a period of twenty-four (24) consecutive hours commencing at 7:00 a.m. local time and ending at 7:00 a.m. on the following day.



Ethylene Storage and Throughput Agreement                                 Page 1

         F. "DuPont's Ethylene Pipeline" means the 8" DuPont owned pipeline connecting Conoco's Storage Facility and DuPont's Sabine River Works facility.

         G. "Receipt Point(s)" means the following custody transfer meters: Meter No. MU8001 that measures the volume of Product from DuPont's Ethylene Pipeline to the Storage Facility; Meter No. MU3004 that measures the volume of Product from Equistar's Chocolate Bayou Facility to the Storage Facility; and Meter No. MBL1FE0101 that measures the volume of Product from Equistar's Storage Facility (formerly Lyondell) to the Storage Facility.

         H. "Delivery Point(s)" means the following custody transfer meters: Meter No. MU8001 that measures the volume of Product from the Storage Facility to DuPont's Ethylene Pipeline; and Meter No. MU3007 that measures the volume of Product from the Storage Facility to Equistar;

         I. "Ethylene Storage Well" means that certain underground storage cavern, No. W-3002, located at Conoco's Mont Belvieu Storage Facility presently used for the storage of Ethylene.

         J. "Mont Belvieu Storage Facility" or "Storage Facility" means Conoco's owned and operated underground storage caverns and related equipment located at Mont Belvieu, Chambers County, Texas, situated on a 91.317 acre tract in the Henry Griffith League Abstract No. A-12, Volume 353, Page 581, Deed Records of Chambers County, Texas.

         K. "Product" means Ethylene having the specifications set forth in Appendix A.

         L.       "Ethylene" means a fluid consisting of primarily of ethylene
                  (C2H4) that is produced by DuPont at its Sabine River Works facility and also by others and delivered to the Storage Facility by DuPont's Ethylene Pipeline and from Equistar. The specifications for Ethylene shall be determined by DuPont as necessary.

         M. "Storage Well(s)" or "Storage Cavern(s)" mean any one or more of the storage wells at Conoco's Storage Facility.

         N. "Direct Costs" means all expenses, including capital cost, incurred by Conoco as a direct result of providing services under this Agreement. Direct Costs are costs which are necessary in the performance of Conoco's duties and are specific to the Ethylene Well. Specific Direct Costs include, but are not limited to, repair material, contract labor, repair costs, insurance and utilities.

         O. "Allocated Costs" means costs which are necessary in the performance of Conoco's duties, but are not specific to any certain asset. Allocated Costs



Ethylene Storage and Throughput Agreement                                 Page 2
                  include the wages, benefits, travel expenses, training, safety equipment and other related employee expenses for non-headquarters based employees that provide services to the Ethylene Well. The determination of the proper allocation of costs between the Storage Well and other assets, facilities and pipelines shall be made solely by Conoco in good faith.

         P. "Overhead" means an amount added to Conoco's invoices to DuPont to cover Conoco's expenses for its Headquarters' operating and engineering staffs as well as its supporting Legal, Right-of-Way, Accounting, Risk Management, Tax, Computer, and other administrative support groups as utilized in normal day-to-day operations. Overhead shall be equal to twenty-five percent (25%) of the Direct Costs and Allocated Costs. Costs for engineering and other support personnel assigned on a full-time basis to specific major projects will be charged to those projects directly.

         Q. "Storage Volume(s)" means the net current inventory of DuPont's Product in the Storage Well.


Article II.       TERM

                  This Agreement shall be in full force and effect as of 7:00 a.m. Mont Belvieu, Texas local time on the Effective Date, and shall continue in effect for a period of Thirty (30) Contract Years, unless terminated earlier as provided elsewhere in this Agreement. DuPont shall have the right to terminate this Agreement without cause upon one year's written notification to Conoco.

Article III.      VOLUME AND STORAGE CAPACITY

         A. Storage Space. DuPont agrees to reserve and Conoco agrees to lease to DuPont all available space in Conoco's Ethylene Storage Well No. 3002 presently having a capacity of one million six hundred thousand (1,600,000) Barrels of storage space at Conoco's Mont Belvieu Storage Facility.

         B. Excess Storage Volumes. Only upon the prior written consent of Conoco, shall DuPont have in storage at the Storage Facility at any one time, during the term of this Agreement, a volume of Product in excess of 1,600,000 Barrels.

         C. Sublease Permitted. DuPont shall be permitted to sublease any or all of the storage space leased under this Agreement.

Article IV.       OPERATIONS AND THROUGHPUT CAPABILITY

         A. Conoco's Storage Facility. Conoco operates at least two additional Storage Wells in addition to the Ethylene Storage Well and may add additional



Ethylene Storage and Throughput Agreement                                 Page 3

                  Storage Wells at the Storage Facility. The additional Storage Wells are presently used to store products different than Ethylene. All of the Storage Wells are connected to centrally located pipeline header facilities operated by Conoco on its property in the vicinity of the Storage Wells. All Products delivered by DuPont into, or by Conoco out of, storage must be delivered by pipeline to such header facilities, and all such deliveries shall be deemed a delivery into or out of storage.

         B. Product Delivery and Receipts. It is DuPont's responsibility to make all arrangements necessary to deliver and to receive Product for storage by Conoco at Conoco's Storage Facility, and to pay any charges imposed by any third party and paid by Conoco for the collection, transfer, and injection of DuPont's Product to such header facilities for delivery into storage under this Agreement.

         C. Daily Throughput Volumes. Subject to Conoco's Delivery, Receipt and Allocation restrictions set forth in Article IV.D, Conoco's Maximum Volume Capability set forth in Article IV.E, Conoco's Limitation on Product Loss set forth in Article V.B; and the Force Majeure restrictions set forth in X, Conoco allocates to DuPont the following maximum Receipt Point and Delivery Point volume rate capabilities:

                  1) Maximum Receipt Point volume rate capabilities from the Ethylene Pipeline into the Ethylene Storage Well: thirty-five thousand (35,000) Barrels per day;

                  2) Maximum Delivery Point volume capabilities from the Ethylene Storage Well to the Ethylene Pipeline: forty thousand (40,000) Barrels per day.

                  3) In no event is this Article IV.C to be construed to require Conoco to make any expenditure to increase receipt or delivery rate capabilities. Conoco may from time to time, but is not obligated to, provide DuPont additional new or existing Delivery Point and Receipt Point volume capability at any time that such capability is available and such additional capability is not required by other Storage Customers as determined by Conoco.

         D. Delivery and Receipt Restrictions; Allocation. The delivery and receipt flow rates into and out of storage set forth in
                  Article IV.E are subject to Conoco's scheduling, operational and maintenance restrictions, including without limitation Storage Facility outages to conduct integrity tests of the various Storage Wells. If Conoco's scheduling, operational or maintenance restrictions will not permit all of parties (including Conoco) storing any types of products in any of Conoco's Storage Wells to deliver or receive the




Ethylene Storage and Throughput Agreement                                 Page 4
                  volumes of Product requested, then Conoco shall allocate among such parties Conoco's available flow rates in a fair and equitable manner as determined by Conoco. Conoco shall give DuPont timely notice of any scheduled maintenance work on Conoco's Storage Facility which will interrupt acceptance or redelivery of any Products hereunder and, if scheduling and operational restrictions exist at the time DuPont schedules movements of Product, then Conoco will verbally notify DuPont of such restrictions.

         E. Maximum Volume Capability. In the event volumes are delivered only from Conoco's Storage Facility, Conoco allocates to DuPont a Delivery Point volume capability up to a maximum of forty-five thousand (45,000) Barrels per Day of Product. The Barrels per day represents DuPont's allocated share under this Agreement, of the take-away capacity from Conoco's Storage Facilities. Conoco may, but is not obligated to, provide additional daily Delivery Point volume capability from its Storage Facility at any time that such capability is not required by other Storage Customers as determined by Conoco.


         F. Removal of Product. DuPont must remove all Product from the Storage Facility no later than thirty (30) Days from the last Day of the Term of this Agreement, and such removal shall be subject to the prior full payment of any accrued rental and other charges, and to the other terms, provisions, and conditions of this Agreement.


         G. Commingling. Conoco shall not commingle DuPont's Ethylene with Ethylene belonging to others.

         H. Sampling. Conoco shall have the right to sample all Product to be delivered for storage and may refuse to accept delivery of any Product if, in Conoco's opinion, the Product does not meet the required specifications or satisfactory control of Product specifications will not be maintained during delivery. At Conoco's request DuPont shall provide Conoco access to the Product to be delivered for the purpose of sampling and provide Conoco representative samples of such Product.

         I. Specifications. All Product delivered by DuPont into storage or by Conoco from storage must meet the respective specifications set out in Appendix A attached hereto. DuPont shall have the right to modify, add to, or revise such specifications at any time and from time-to-time upon giving not less than thirty (30) days prior written notice and with Conoco's approval. Conoco's approval shall not be unreasonably withheld.

         J. Nominations, Scheduling. Product movements must be nominated by DuPont and accepted by Conoco on or before the fifth working day before



Ethylene Storage and Throughput Agreement                                 Page 5
                  the end of the month for Product movements during the succeeding month. Changes made after that time will be accommodated on a best efforts basis by Conoco.

         K. Metrics. The Parties agree to, from time to time, mutually develop metrics for monitoring each other's performance under this Agreement and particularly to aid in the early identification and correction of problems that may arise during the term of the Agreement.

Article V.        MEASUREMENT AND TESTING

         A. Measurement and Testing. Measurement and testing of Product into and out of the Storage Facility shall be made in accordance with the procedures set forth in Appendix B attached to this Agreement.

         B. Limitation on Product Loss. Conoco shall be responsible for the loss of or damage to such Product only when, and to the extent that such loss or damage is caused by the negligence of Conoco, its employees and agents.

         C. Risk of Loss. DuPont's Product is not insured by Conoco against loss or injury however caused, and any insurance thereon must be provided and paid for by DuPont. Conoco's liability, if any, for damages to the stored Product shall be limited to a value equal to a fair market value of Ethylene at the time of the loss, or at Conoco's option, replacement of such lost or damaged Product in kind.

         D. Monthly Inventory Reports. Conoco shall submit to DuPont Monthly stock reports supported with appropriate receiving and shipping information showing movements of Product into and out of Conoco's Storage Facility and the amount of Product remaining in storage at the end of the Month.

Article VI.       TITLE AND RISK OF LOSS

                  Title to DuPont's Product and all risk of loss thereof shall remain at all times in DuPont and shall not transfer to Conoco; provided, however, DuPont shall remain liable to Conoco for all fees, costs, and all other liabilities as set forth in this Agreement, regardless of whether DuPont or DuPont's customer has title to the Product.

Article VII.      CONSIDERATION AND PAYMENT

                  DuPont agrees to pay Conoco's Direct and Allocable Costs plus Overhead for the storage, handling, drying and other services which Conoco provides during the term of this Agreement. Conoco shall present a projection of anticipated costs for each coming Contract Year prior to the anniversary of the Effective Date. Conoco may issue invoices to DuPont periodically for




Ethylene Storage and Throughput Agreement                                 Page 6
                  actual direct and allocable costs plus overhead. DuPont agrees to remit payment to Conoco for all undisputed amounts via wire transfer within thirty (30) days of the date of any invoice.

                  Conoco will maintain accurate accounts and supporting documentation, in accordance with the Generally Accepted Accounting Principles and Practices, of all costs, expenses and liabilities incurred in servicing, repairing, maintaining, and administering the Ethylene Well for a period of at least five years. DuPont may at its option and expense, inspect and audit the accounts of Conoco for the most recent two calendar years relating to any charges incurred by Conoco under this Agreement. Each audit must be conducted during office hours and with at least forty-eight (48) hours advance notice. If DuPont shall require a second audit or inspection in any single year, DuPont shall pay all of Conoco's costs, as determined in Conoco's reasonable discretion, plus any other costs associated with such second audit or inspection.

                  DuPont is not permitted have a Storage Volume beyond the term of this Agreement without the express written permission of Conoco. In the event DuPont does holdover a Storage Volume at the termination of this Agreement, DuPont shall pay Conoco a holdover charge of Conoco's Direct and Allocable Costs plus Overhead plus an additional holdover fee of ten percent (10%) per month or any portion thereof. Any holdover Storage Volume shall be understood to be temporary only, and shall not constitute waiver of Conoco's right to use or lease storage space to others at any time after this Agreement is terminated. DuPont shall promptly remove any such holdover Storage Volume upon Conoco's request.

Article VIII.     MEET OR RELEASE

         A. DuPont shall have the right during the term of this Agreement to obtain a bonafide offer from a storage provider to provide storage services for the entire Reserved Volume and present such bonafide offer to Conoco for Conoco to either meet the terms of the bonafide offer or elect to terminate the further obligations of both Parties under this Agreement.

         B. Upon the presentment of a meet or release demand, Conoco shall be required to respond within thirty (30) days electing one of two options: (1) Conoco may elect to accept all fees, charges, terms and conditions of the bonafide offer and continue to provide services under this Agreement as modified by all provisions of the bonafide offer; or (2) elect to terminate its obligations to provide services under this Agreement.



Ethylene Storage and Throughput Agreement                                 Page 7

         C. Any such release shall not be effective until one year from the date of Conoco's response. In addition, as there are other services, in addition to those set forth in this Agreement being provided by Conoco to DuPont, specifically pipeline operation services for DuPont owned pipelines for transporting products to and from DuPont's Sabine River Works Facility, it should be noted that Conoco's election to terminate the obligations of the Parties under this Agreement may trigger Conoco's right to terminate services provided under such separate agreements.

Article IX.       LIABILITIES, INDEMNITIES, CLAIMS

         A. Express Negligence Disclosure. UNLESS THIS AGREEMENT EXPRESSLY PROVIDES TO THE CONTRARY, THE INDEMNITY, RELEASE AND WAIVER PROVISIONS SET FORTH IN THIS AGREEMENT APPLY REGARDLESS OF WHETHER THE INDEMNIFIED PARTY (OR ITS EMPLOYEES, AGENTS, CONTRACTORS, SUCCESSORS OR ASSIGNS) CAUSES, IN WHOLE OR IN PART, INDEMNIFIED CLAIMS ARISING OUT OF OR RESULTING, IN WHOLE OR IN PART, FROM, OUT OF, OR IN CONNECTION WITH, THE STORAGE OR HANDLING OF DUPONT'S PRODUCT OR THE OPERATIONS OF CONOCO'S STORAGE FACILITY OR THE INDEMNIFIED PARTY'S (OR ITS REPRESENTATIVES', CONTRACTORS', SUCCESSORS', OR ASSIGNS') SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR FAULT. DUPONT AND CONOCO ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

         B. Conoco shall indemnify and hold DuPont harmless from any loss or liability (including legal fees and expenses) arising from any claim or cause of action for injury to or death of any Conoco employee.

         C. DuPont shall indemnify and hold Conoco harmless from any loss or liability (including legal fees and expenses) arising from any claim or cause of action for injury to or death of any DuPont employee.

         D. Conoco shall, to the extent permitted by law, fully indemnify, defend and hold harmless, DuPont, with respect to any and all claims, losses, damages, fines, debts, cost, expenses, and penalties, liabilities, causes of action, including without limitation, settlement costs and any reasonable legal or other expenses paid to a third party for investigating or defending any actions or threatened actions, (herein collectively referred to as "Losses"), to the extent such Losses are incurred by DuPont arising out of or as a result of any negligence, willful misconduct, breach of contract or violations of





Ethylene Storage and Throughput Agreement                                 Page 8
                  law or regulation by Conoco, its employees, agents, subcontractors or assigns in the performance of services provided pursuant to this Agreement. The Losses covered under this paragraph, unless provided for in paragraphs B and C above, include, without limitation, Losses from actual or alleged (1) injury to or death of any person, including agents, subcontractors and assigns of DuPont, (2) loss of or damage to property including, without limitation, property of DuPont and (3) damage to the environment.

         E. DuPont shall, to the extent permitted by law, fully indemnify, defend and hold harmless, Conoco, with respect to any and all claims, losses, damages, fines, debts, cost, expenses, and penalties, liabilities, causes of action, including without limitation, settlement costs and any reasonable legal or other expenses paid to a third party for investigating or defending any actions or threatened actions, (herein collectively referred to as "Losses"), to the extent such Losses are incurred by Conoco arising out of or a result of any negligence, willful misconduct, breach of contract or violations of law or regulation by DuPont, its employees, agents, subcontractors or assigns in the performance of services provided pursuant to this Agreement. The Losses covered under this paragraph, unless provided for in paragraphs B and C above, include, without limitation, Losses from actual or alleged (1) injury to or death of any person, including agents, subcontractors and assigns of Conoco, (2) loss of or damage to property including, without limitation, property of Conoco and (3) damage to the environment.

         F. Joint Responsibility. In circumstances that both Parties are in some measure responsible for Losses as described in Paragraphs D and E above, the Parties shall indemnify the other to the extent of its proportional share of its responsibility of such Losses.

         G. Waiver of Consequential and Punitive Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR AT LAW OR IN EQUITY, IN NO EVENT SHALL CONOCO BE LIABLE FOR PUNITIVE, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION OR ANY OTHER LOSS) ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT OR REGARDING THE PROVISION OF OR THE FAILURE TO PROVIDE THE STORAGE AND THROUGHPUT SERVICES HEREUNDER, EVEN IF CONOCO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.




Ethylene Storage and Throughput Agreement                                 Page 9

         H. Exclusive Remedy. The terms and provisions of this Article X shall be the sole and exclusive remedy of each of the Parties indemnified hereunder with respect to the transactions contemplated in this Agreement.

         I. Notice of Claims. Notice of claims for loss, damage, or indemnity in connection with the services provided under this Agreement must be made to Conoco in writing within ninety (90) days after the same having become known to DuPont or should have become known to DuPont. Such claims must be set forth in specific detail and must be delivered to Conoco within the ninety (90) day period and, unless so made and delivered to Conoco, Conoco shall be wholly released and discharged therefrom and shall not be liable therefore in any manner whatsoever. Conoco shall use best efforts to respond timely to any DuPont claim. No suit at law or in equity shall be maintained upon any claim unless such claim is brought within two (2) years of Conoco's refusal to accept such claim.

 Article X.       FORCE MAJEURE

         A. Force Majeure. Neither Party shall be liable to the other for failure or delay in performance under this Agreement to the extent that the failure or delay is due directly or indirectly to Force Majeure, which is herein defined to include without limitation, Acts of God or other causes beyond the reasonable control of the Parties, war (whether declared or not), fire, flood, lightning, hurricane or other storm, earthquake, geological failure, acts of public enemy, explosion, scheduling, operational and maintenance restrictions, rebellion, riot, insurrections, sabotage, invasion, accident, epidemic, strikes, lockouts or other labor difficulties or industrial disturbances, compliance with acts, rules, regulations, or orders of federal, state, or local government, any agency thereof or any other authority having or purporting to have jurisdiction, mechanical failures or similar causes not due to either Party's fault or negligence, official order or industry-wide request, any inability to secure necessary parts or materials, including the inability to secure materials by reason of allocations promulgated by authorized governmental agencies, or any other contingency beyond the control of the affected Party which interferes with the performance hereunder.

         B. Suspension of Performance. Performance under this Agreement shall be suspended (except for the payment of money due or to become due for past performance hereunder) during the period of such Force Majeure to the extent made necessary by the Force Majeure; provided, the settlement of strikes, lockouts, industrial disputes, or disturbances shall be entirely within the discretion of the Party so settling to accede to the demands of the



Ethylene Storage and Throughput Agreement                                Page 10
                  demands of any opposing party when such course is inadvisable in the discretion of the Party having the difficulty.

         C. No Effect on Term. No curtailment, suspension, or acceptance of performance pursuant to this Article X shall operate to extend the term of, or to terminate, this Agreement. Performance under this Agreement shall resume to the extent made possible by the end or amelioration of the Force Majeure event. The Party suffering a Force Majeure event shall notify the other Party immediately by telephone and confirm the same in writing, giving reasonable detail regarding the type of Force Majeure and its estimated duration.

         D. Notice. A Party claiming Force Majeure shall notify the other Party immediately by telephone, E-mail, and/or fax and confirm the same in writing, giving reasonable detail regarding the type of Force Majeure and its estimated duration.

Article XI.       MISCELLANEOUS PROVISIONS

         A. Taxes. DuPont shall pay any and all lawful taxes, assessments, or charges levied or assessed against DuPont's Product or other assets including, but not limited to, any gross receipts tax, use tax, sales tax and ad valorem tax. DuPont shall immediately reimburse Conoco for any such taxes, assessments or charges paid by Conoco on behalf of DuPont upon receipt of notice of payment. Conoco shall pay all income-related taxes and all employee-related taxes and charges such as withholdings, FICA, FICM, unemployment and other similar taxes.



Ethylene Storage and Throughput Agreement                                Page 11

         B. Notice. All notices, demands, request and other communications necessary to be given hereunder shall be in writing and deemed given if personally delivered, forwarded by facsimile transmission (with proof of transmission capability), or mailed by either certified mail, return receipt requested, or sent by recognized overnight carrier to the respective Party at its address below:

                    If to Conoco:
                       Conoco Inc.
                       P.O. Box 2197
                       Houston, Texas 77252-2197

                       Attn: Director, Fractionation Services and Logistics
                       Telephone: (281) 293-1198
                       Facsimile: (281) 293-5990

                    If to DuPont and related to:

                       Pricing and contract issues:

                          DuPont Sourcing
                          P.O. Box 80022
                          Wilmington, DE 19880-0022

                          Attn: Sourcing Manager
                          Telephone: (302) 992-6085
                          Facsimile: (302) 992-3966

                       Legal issues:

                          DuPont Legal
                          1007 Market Street
                          Wilmington, DE 19898

                          Attn: Logistics and Commerce Counsel
                          Telephone: (302) 774-1539
                          Facsimile: (302) 774-4812

                       Operations, Day to Day issues:

                          DuPont Packaging and Industrial Polymers
                          1007 Market Street
                          Wilmington, DE 19898

                          Attn: Manager, Contract Manufacturing
                          Telephone: (302) 774-6105
                          Facsimile: (302) 774-2005




Ethylene Storage and Throughput Agreement                                Page 12

         C. Assignment. Neither Party shall assign any portion of its rights or obligations under this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld; provided however, either Party may assign this Agreement to a parent corporation, or any subsidiary or affiliate with respect to which it holds at least fifty-one percent (51%) of the voting stock, without the consent of the other Party; provided further, the original Parties to this Agreement shall remain primarily obligated hereunder. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and assigns and nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights, or remedies. Notwithstanding the foregoing, DuPont shall have the right to freely assign its entire interest in this Agreement to a third party pursuant to such third party acquiring DuPont assets that are served by Conoco under this Agreement.

         D. Rules and Regulations. This Agreement and the provisions hereof shall be subject to, and the Parties agree to comply with, all applicable local, state, and federal laws and to all applicable rules, regulations, orders and directives of any governmental authority, agency, commission, or regulatory body in connection with any and all matters or things under or incident to this Agreement. The Parties warrant to one another that they comply with all applicable laws, rules, orders, and regulations of governmental authority covering the production, sale and delivery of the goods or services specified herein, including, but not limited to, the Equal Opportunity Clause prescribed in 41 CFR 60-1.4; the Affirmative Action Clause prescribed in 41 CFR 60-250.4, regarding disabled veterans and veterans of the Vietnam Era; the Affirmative Action Clause for Handicapped Workers prescribed in 41 CFR 60-741.4; 48 CFR Chapter 1 Subpart 19.7 regarding Small Business and Small Disadvantaged Business Concerns; 48 CFR Chapter 1 Subpart 20.3 regarding Utilization of Labor Surplus Area Concerns; Executive Order 12138 and regulations thereunder regarding subcontracts to women-owned business concerns; Affirmative Action Compliance Program (41 CFR 60-1.40); annually file SF-100 Employer Information Report (41 CFR 60-1.7); 41 CFR 60-1.8 prohibiting segregated facilities; and the Fair Labor Standards Act of 1938, as amended.

         E. Governing Law, Waiver of Jury Trial and Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE IRRESPECTIVE OF THE RESIDENCE, PLACE OF



Ethylene Storage and Throughput Agreement                                Page 13

                  BUSINESS, OR DOMICILE OF THE PARTIES HERETO OR PLACE OF EXECUTION BY ANY PARTY HERETO, AND NOTWITHSTANDING ANY CONFLICT OF LAWS OR PROVISIONS TO THE CONTRARY. THIS AGREEMENT SHALL NOT BE GOVERNED BY THE U. N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS. IN ADDITION, EACH PARTY HEREBY (a) WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY MATTER OR RIGHT ARISING UNDER THIS AGREEMENT OR RELATING TO THE TRANSITIONAL SERVICES, (b) CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT WITHIN THE STATE OF DELAWARE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSITIONAL SERVICES SHALL BE LITIGATED IN ANY SUCH COURT, AND (c) WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDINGS IN ANY SUCH COURT.

         F.       Alternative Dispute Resolution.

                           1. Both Parties understand and appreciate that their long term mutual interests will be best served by affecting a rapid and fair resolution of any claims or disputes which may arise out of this Agreement. Therefore, both Parties agree to use their best efforts to resolve all such disputes as rapidly as possible on a fair and equitable basis. Toward this end both Parties agree to develop and follow a process for presenting, rapidly assessing, and settling claims and other disputes on a fair and equitable basis.

                           2. If any dispute or claim arising under this Agreement cannot be readily resolved by the Parties pursuant to Paragraph F.1 above, the Parties agree to refer the matter to a panel consisting of one (1) senior executive from each Party for review and resolution. The senior executive shall not have been directly involved in the claim or dispute. A copy of the Agreement, relevant facts, areas of disagreement, and concise summary of the basis for each side's contentions will be provided to both executives who shall review the same, confer, and attempt to reach a mutual resolution of the issue. The senior executives shall attempt to meet and resolve the dispute within thirty (30) days of their appointment.

                           3. If the dispute cannot be resolved, under the process set forth in Paragraph F.2 above, within ten (10) days from the date of the






Ethylene Storage and Throughput Agreement                                Page 14
                                 panel's conference, the Parties agree to attempt to resolve the dispute or claim through non-binding mediation. The Parties shall select a single qualified Mediator, knowledgeable in the pertinent industry, who is not presently affiliated with or related to either Party. The Mediator shall hold a hearing (not to exceed one (1) day) as soon as practicable after his appointment (but not later than thirty (30) days after his appointment) during which each Party shall present its version of the matter, supported, if desired, by a brief statement of the issue(s), sworn, written testimony, relevant documents, its assessment of damages, and its argument. The Parties shall provide the Mediator with copies of all such materials as well as any documents provided to their senior executives under Paragraph F.2 at least ten
                                 (10) days prior to the scheduled date of the mediation hearing. The Parties may also provide the Mediator with copies of any laws or regulations which they feel are relevant to the dispute. A copy of the Contract will be provided to the Mediator. Formal written arguments, legal memoranda, and live testimony are discouraged but may be permitted at the discretion of the Mediator. Both Parties agree to make any relevant and involved employees or documents available to the other Party for its review and use in preparing its position under this clause without the need for subpoena or other court order.

                           4. The Mediator, within ten (10) days of the completion of the hearing, will meet separately with both Parties and provide each of them, on a confidential basis, with his/her written views of the strengths and weaknesses of their respective positions. The Parties will then reconvene and, with the assistance of the Mediator, attempt to resolve the matter. If resolution cannot be achieved by the Parties within forty-eight (48) hours of this second meeting, the Mediator will, within ten (10) additional days, issue a written, non-binding decision on the issue.

                           5. Each Party shall, within five (5) days of the Mediator's written decision, notify the other in writing whether it will accept or reject that decision. If the matter has not been resolved utilizing the processes set forth in this clause and the Parties are unwilling to accept the non-binding decision of the Mediator, either or both Parties may elect to pursue resolution through litigation.

                           6.    The selected Mediator shall execute a
                                 confidentiality agreement, satisfactory to all Parties, prior to his/her active participation in the





Ethylene Storage and Throughput Agreement                                Page 15
                                 mediation. The costs of the Mediator shall be shared equally by the Parties. Each Party will bear its own costs of mediation.

                           7. If the Parties cannot agree upon a choice of a Mediator within ten (10) days of the date of the panel's conference pursuant to Paragraph F.2, either or both Parties may elect to directly pursue litigation.

                           8. All statements, correspondence, memoranda, briefs, decisions, testimony, communications, and materials, whether written or oral, submitted to or generated by the panel and/or Mediator in connection with the processes set forth above shall be deemed to be in furtherance of settlement negotiations and shall be privileged and shielded from production and disclosure in any subsequent litigation. Notwithstanding the foregoing, documents prepared in the normal course of business, such as invoices, shall be subject to discovery in subsequent litigation in accordance with applicable law.

                  G. Hazards. EACH PARTY ACKNOWLEDGES THAT THERE ARE HAZARDS ASSOCIATED WITH THE STORAGE AND USE OF PRODUCT, THAT IT UNDERSTANDS SUCH HAZARDS, AND THAT IT IS ITS OWN RESPONSIBILITY TO WARN AND PROTECT ITS EMPLOYEES AND OTHERS WHO MAY BE EXPOSED TO SUCH HAZARDS IN CONNECTION WITH ITS RESPONSIBILITIES AND OBLIGATIONS CONCERNING THE STORAGE AND USE OF THIS PRODUCT CONTEMPLATED BY THIS AGREEMENT.

                  H. Headings. Headings used in this Agreement are for convenience of the Parties only, and shall not be taken into account in construing or interpreting this Agreement.

                  I. Entire Agreement. This Agreement contains the entire Agreement and understanding of the Parties with respect to the matters contained herein and there are no promises, assurances, terms, conditions, or obligations, whether by precedent or otherwise, other than those contained herein. This Agreement cancels and supercedes any agreement covering the storage and throughput of Product at Conoco's Mont Belvieu Storage Facility or any other agreement incident thereto previously executed by the Parties.

                  J. Amendment. This Agreement shall not be amended or modified except by written instrument executed by duly authorized representatives of the respective Parties.

                  K. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute on original and all of which shall constitute one document.




Ethylene Storage and Throughput Agreement                                Page 16

                  L. Waivers. No waiver of the provisions hereof shall be effective unless in writing and signed by the Party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of a similar or dissimilar nature, unless expressly so stated in writing.

                  M. Confidentiality. Neither Conoco nor DuPont shall disclose any term or condition of this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld. In the event of the termination of this Agreement, Conoco and DuPont shall, to the extent permitted by law, keep confidential and not use any confidential information obtained pursuant to this Agreement, unless prior written consent is obtained or such information is readily ascertainable from public or published information or trade sources or is received by DuPont from a third party having no obligation of confidentiality with respect to such information.

                  N. Default. In the event either Party to this Agreement shall default in the performance of any obligations specified, the nondefaulting Party shall notify the other Party in writing, and if such default is not remedied with reasonable promptness, then the nondefaulting Party shall have the right to terminate this Contract immediately. Termination under this Article, or under any other Article of this Contract, shall not relieve or release either Party from any liability which accrued prior to the date of such termination.

                  O. CHEMTREC. The Parties agree to use CHEMTREC to report any chemical emergency relating to any Product under this Agreement.

                  P. Safety. The Parties are vitally interested in safety and in the safe practices of all activities covered under this Agreement. Thus, Parties agree to maintain mutually agreeable safety standards for activities covered under this Agreement which are no less stringent than safety standards which are in effect at the Effective Date. In addition to endeavoring to maintain high safety standards, the Parties agree that its employees, contractors, subcontractors and agents shall respect and abide by the other Party's plant and site safety rules when the one Party has personnel on the other Party's plant or site.

                  Q. Independent Contractor. It is understood that employees, methods, facilities, and equipment of Conoco shall at all times be under its exclusive direction and control. Conoco's relationship to DuPont shall be that of an independent contractor. Nothing in the Contract shall be construed to constitute Conoco, or any of its employees, as an agent, associate, joint




Ethylene Storage and Throughput Agreement                                Page 17
                           venturer, or partner of DuPont. However, DuPont may from time to time appoint, in writing, Conoco to act as an agent for limited purposes.

                  R. Minority Vendors. The Parties agree to provide maximum practicable utilization of Minority subcontractors and vendors among its sources of supply in the performance of this Contract. Minorities include but are not limited to Black Americans, Hispanic Americans, Native Americans, Asian Pacific Americans, and Native Hawaiian Organizations. A Minority business is at least fifty-one percent (51%) owned by a Minority or group of Minorities and has its management and daily business controlled by one (1) or more such individuals. Conoco shall report to DuPont on a quarterly basis the dollar amounts paid by Conoco during the previous quarter to minority subcontractors and vendors for goods and services used in the performance of this Agreement.

                  S.       Year 2000 Compliance.

                           1. Each Party covenants and agrees that it will not permit a Year 2000 Problem to computer systems, software or equipment owned, leased or licensed by it, its affiliates or subsidiaries to interfere with its performance under this Agreement. Each Party further agrees to request from those of its suppliers whose performance may materially affect that Party's performance hereunder, that each such supplier undertake the same obligation with respect to such material performance. The Parties will use reasonable commercial efforts to cooperate and share information to further comply with this Article, and to minimize the impact of Year 2000 Problems on performance of this Agreement. Each Party will inform the other Party of any circumstance indicating a possible obstacle to such compliance, and the steps being taken to avoid or overcome the obstacle.

                           2. Provided a Party complies with Paragraph S.1 above, such Party will not be liable to the other Party hereto for any failure to perform obligations under this Agreement to the extent such failure to perform arises from a Year 2000 Problem a) affecting one of the non-performing Party's suppliers or b) beyond that Party's reasonable control (e.g. a Year 2000 Problem affecting a governmental entity). IN PARTICULAR SUCH NON-PERFORMING PARTY SHALL HAVE NO LIABILITY FOR ANY DAMAGES, INCLUDING DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES.



Ethylene Storage and Throughput Agreement                                Page 18

                           3. A "Year 2000 Problem" means a date handling problem relating to the Year 2000 date change that would cause a computer system, software or equipment to fail to correctly perform, process and handle date related data for the dates within and between the twentieth and twenty-first centuries and all other centuries.

                  T. Continuous Improvement. The Parties will meet from time to time, preferably at least once per year, to consider potential operating cost saving measures that may be employed in the performance of services rendered under this Agreement. The Parties agree that, to the extent that operating cost savings are achieved, each Party will share with the other, on a 50/50 basis, the benefits of any cost savings realized for the remainder of the term.

                  U. Controlled Substance Abuse. The Parties agree that the use, possession, manufacture, dispensing, sale and distribution of alcohol, drugs, and other controlled substances on their respective premises and on or in vehicles and equipment used for the purposes of this Agreement shall be prohibited. In addition, the Parties shall prohibit from their property the presence of any individual having a controlled substance in his/her body for non-medical reasons. The Parties shall develop a mutually agreeable Controlled Substance Abuse policy, including drug testing, which is at least as rigorous as Conoco's current policy and complies with DOT's policy relating to pipeline operations.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on the day indicated.

                                         Conoco Inc.

                                         By:
                                            -----------------------------------

                                         Title:
                                              ---------------------------------

                                         Date:
                                              ---------------------------------



                                         E. I. du Pont de Nemours and Company

                                         By:
                                            -----------------------------------

                                         Title:
                                               --------------------------------

                                         Date:
                                              ---------------------------------



Ethylen Storage and Throughput Agreement                                 Page 19

                                                                 EXHIBIT 10.18

                      INTERIM PIPELINE OPERATION AGREEMENT


         This Interim Pipeline Operation Agreement ("Agreement") is effective 7:00 a.m. Mont Belvieu, Texas local time on the Effective Date by and between Conoco Inc., a Delaware corporation with its principal place of business at 600 North Dairy Ashford Road, Houston, Texas 77079 ("Conoco") and E. I. du Pont de Nemours and Company, a Delaware corporation, with its principal place of business at 1007 Market Street, Wilmington, Delaware 19898 ("DuPont"). (Conoco and DuPont are at times referred to herein individually as a "Party" and collectively as "Parties").

                                   WITNESSETH

         WHEREAS, prior to the Effective Date (the date on which the Conoco initial public offering closes wherein the initial public offering of Conoco is defined in the Restructuring, Transfer and Separation Agreement), Conoco has heretofore provided pipeline operation services to DuPont for certain pipelines (set forth in Appendix A and referred to as "Pipeline(s)") in the Texas gulf coast area that are owned by DuPont; and

         WHEREAS, DuPont desires that Conoco continue to operate the Pipelines on an interim basis and has requested that certain such services continue pursuant to this Agreement; and

         WHEREAS, Conoco and DuPont do now desire to enter into this Agreement which will, effective as of the Effective Date, provide for operation of the Pipelines by Conoco; and

         NOW, THEREFORE, subject to and in consideration of the terms, conditions and covenants contained in this Agreement, Conoco and DuPont agree as follows:

Article I.        OPERATION OF PIPELINES

                  Conoco hereby agrees to operate and maintain the Pipelines and to act on DuPont's behalf and/or at DuPont's direction concerning movements of products through the Pipelines as appropriate. The duties associated with operating the Pipelines are listed in the attached Appendix B. It is agreed by the Parties that the nature and scope of the duties to be performed by Conoco in operating the Pipelines cannot be completely listed as the Parties cannot foresee all possible circumstances which might arise. Thus, it is agreed that Conoco will exercise its best judgment, in consultation with DuPont if possible, in the performance of the duties required for safe and prudent pipeline operations not specifically listed in Appendix B.

                  Conoco shall exercise its reasonable judgment to operate and maintain the Pipelines in a safe and prudent manner in accordance with applicable


Interim Pipeline Operation Agreement                                     Page 1
                  governmental laws and regulations and accepted industry standards and practices.

                  The Parties further agree to, from time to time, mutually develop metrics for monitoring each other's performance under this Agreement and particularly to aid in the early identification and correction of problems that may arise during the term of the Agreement.

                  Conoco shall during the term of this Agreement provide reasonable assistance as requested by DuPont to aid in securing continuing pipeline operation services for the Pipelines and the transition from Conoco to the succeeding pipeline operation service provider.

Article II.       TITLE AND RISK OF LOSS

                  Title to product in the Pipelines and all risk of loss thereof shall remain at all times with DuPont and shall not transfer to Conoco; provided, however, DuPont shall remain liable to Conoco for all fees, costs, and all other liabilities as set forth in this Agreement, regardless of whether DuPont or DuPont's customer has title to the Product.

Article III.      CONSIDERATION AND PAYMENT

                  Conoco may issue invoices to DuPont periodically. DuPont agrees to remit payment to Conoco via wire transfer within thirty (30) days of the date of any invoice for all undisputed amounts for services under this Agreement. Conoco will invoice DuPont for:

                  A. "Direct Costs" which are all expenses, including Capital Cost, incurred by Conoco as a direct result of providing services under this Agreement. Direct Costs are costs which are necessary in the performance of Conoco's duties and are specific to a certain Pipeline. Specific Direct Costs include, but are not limited to, repair material, contract labor, supervisory RTU repair costs, insurance, regulatory assessments, and utilities for the Pipelines.

                  B. "Allocated Costs" which are costs which are necessary in the performance of Conoco's duties, but are not specific to any certain Pipeline. Allocated Costs include the wages, benefits, travel expenses, training, safety equipment and other related employee expenses for non-headquarters based employees that provide services to the Pipelines. The determination of the proper allocation of costs between the Pipelines and other facilities and pipelines shall be made solely by Conoco in good faith.

Interim Pipeline Operation Agreement                                     Page 2

                  C. "Overhead" is an amount added to Conoco's invoices to DuPont to cover Conoco's expenses for its Headquarters' operating and engineering staffs as well as its supporting Legal, Right-of-Way, Accounting, Risk Management, Tax, Computer, and other administrative support groups as utilized in normal day-to-day operations. Overhead shall be equal to twenty-five percent (25%) of the Direct Costs and Allocated Costs. Costs for engineering and other support personnel assigned on a full-time basis to specific major projects on the Pipelines will be charged to those projects directly.

Article IV.       CAPITAL COSTS

                  Projects requiring capital expenditures ("Capital Costs") will be approved by DuPont, except in emergencies. Conoco will supervise, construct, approve and make payment of individual invoices for said projects, and DuPont will provide adequate financial prepayments to Conoco based upon projected forecasts of capital expenditures.

Article V.        ACCOUNTING AND AUDIT

                  Conoco will maintain accurate accounts and supporting documentation, in accordance with the Generally Accepted Accounting Principles and Practices, of all costs, expenses and liabilities incurred in servicing, repairing, maintaining, and administering the Pipelines for a period of at least five years. Each month Conoco will transmit to DuPont a statement showing the total charges under this Agreement for the account of DuPont during the preceding calendar month. DuPont may at its option and expense, inspect and audit the accounts of Conoco for the most recent two calendar years relating to any charges incurred by Conoco under this Agreement. Each audit must be conducted during office hours and with at least forty-eight (48) hours advance notice. If DuPont shall require a second audit or inspection in any single year, DuPont shall pay all of Conoco's costs, as determined in Conoco's reasonable discretion, plus any other costs associated with such second audit or inspection.

Article VI.       TERM OF AGREEMENT

                  This agreement will remain in effect for a period of one (1) year from the Effective Date.

Interim Pipeline Operation Agreement                                     Page 3

Article VII.      LIABILITIES, INDEMNITIES, CLAIMS

         A. In the absence of gross negligence or reckless or willful misconduct on Conoco's part, and whether or not it is negligent, Conoco shall not be liable for any claims, liabilities, damages, losses, costs, expenses (including, but not limited to, settlements, judgments, court costs and reasonable attorneys' fees), fines and penalties, arising out of any actual or alleged injury, loss or damage of any nature whatsoever in providing or failing to provide the Pipeline Operation to DuPont. Notwithstanding anything to the contrary contained herein, in the event Conoco commits an error with respect to or incorrectly performs or fails to perform any service provided under this Agreement, at DuPont's request, Conoco shall use reasonable efforts to correct such error, re-perform or perform such service; provided, that Conoco shall have no obligation to recreate any lost or destroyed data to the extent the same cannot be cured by the re-performance of the service in question.


         B. Conoco's liability for damages to DuPont for any cause whatsoever, regardless of the form of action, whether in contract or in tort, including negligence, gross negligence or willful misconduct, shall be limited to the payments made hereunder for the Pipeline Operation Services that allegedly caused the damage during the period which the alleged damage was incurred by DuPont. In no event shall Conoco be liable for any damages caused by Conoco's failure to perform DuPont's responsibilities hereunder. Conoco will not be liable to DuPont for any act or omission of any other entity (other than due to a default by Conoco in any agreement between Conoco and such other entity) furnishing any other service.


         C. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR AT LAW OR IN EQUITY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR PUNITIVE, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION OR ANY OTHER LOSS) ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT OR REGARDING THE PROVISION OF OR THE FAILURE TO PROVIDE THE TRANSITIONAL SERVICES.

Article VIII.     FORCE MAJEURE

         A. Force Majeure. Neither Party shall be liable to the other for failure or delay in performance under this Agreement to the extent that the failure or delay is due directly or indirectly to Force Majeure, which is herein defined to


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

                  include without limitation, Acts of God or other causes beyond the reasonable control of the Parties, war (whether declared or not), fire, flood, lightning, hurricane or other storm, earthquake, acts of public enemy, explosion, scheduling, operational and maintenance restrictions, rebellion, riot, insurrections, sabotage, invasion, accident, epidemic, strikes, lockouts or other labor difficulties or industrial disturbances, compliance with acts, rules, regulations, or orders of federal, state, or local government, any agency thereof or any other authority having or purporting to have jurisdiction, mechanical failures or similar causes not due to either Party's fault or negligence, official order or industry-wide request, any inability to secure necessary parts or materials, including the inability to secure materials by reason of allocations promulgated by authorized governmental agencies, or any other contingency beyond the control of the affected Party which interferes with the performance hereunder.

         B. Suspension of Performance. Performance under this Agreement shall be suspended (except for the payment of money due or to become due for past performance hereunder) during the period of such Force Majeure to the extent made necessary by the Force Majeure; provided, the settlement of strikes, lockouts, industrial disputes, or disturbances shall be entirely within the discretion of the Party so settling to accede to the demands of any opposing party when such course is inadvisable in the discretion of the Party having the difficulty.

         C. No Effect on Term. No curtailment, suspension, or acceptance of performance pursuant to this Article VIII shall operate to extend the term of, or to terminate, this Agreement. Performance under this Agreement shall resume to the extent made possible by the end or amelioration of the Force Majeure event.

         D. Notice. A Party claiming Force Majeure shall notify the other Party immediately by telephone, E-mail and/or fax and confirm the same in writing, giving reasonable detail regarding the type of Force Majeure and its estimated duration.

Article IX.       MISCELLANEOUS PROVISIONS

         A. Taxes. DuPont shall pay any and all lawful taxes, assessments, or charges levied or assessed against DuPont's Product or other assets including, but not limited to, any gross receipts tax, use tax, sales tax and ad valorem tax. DuPont shall immediately reimburse Conoco for any such taxes, assessments or charges paid by Conoco on behalf of DuPont upon receipt of notice of payment. Conoco shall pay all income-related taxes and all



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

                  employee-related taxes and charges such as withholdings, FICA, FICM, unemployment and other similar taxes.

         B. Notice. All notices, demands, request and other communications necessary to be given hereunder shall be in writing and deemed given if personally delivered, forwarded by facsimile transmission (with proof of transmission capability), or mailed by either certified mail, return receipt requested, or sent by recognized overnight carrier to the respective Party at its address below:

                           If to Conoco:

                                    Conoco Inc.
                                    P.O. Box 2197
                                    Houston, Texas 77252-2197

                                    Attn: Director, Fractionation Services and
                                           Logistics
                                    Telephone: (281) 293-1198
                                    Facsimile: (281) 293-5990

                           If to DuPont and related to:

                                    Pricing and contract issues:

                                            DuPont Sourcing
                                            P.O. Box 80022
                                            Wilmington, DE  19880-0022

                                            Attn:  Sourcing Manager
                                            Telephone: (302) 992-6085
                                            Facsimile: (302) 992-3966

                                    Legal issues:

                                            DuPont Legal
                                            1007 Market Street
                                            Wilmington, DE  19898

                                            Attn: Logistics and Commerce Counsel
                                            Telephone: (302) 774-1539
                                            Facsimile: (302) 774-4812


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

                                   Operations, Day to Day issues:

                                            DuPont Sourcing
                                            1007 Market Street
                                            Wilmington, DE  19898

                                            Attn:  Manager, Logistics
                                            Telephone: (302) 774-4790
                                            Facsimile: (302) 774-7175

         C. Assignment. Neither Party shall assign any portion of its rights or obligations under this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld; provided however, either Party may assign this Agreement to a parent corporation, or any subsidiary or affiliate with respect to which it holds at least fifty-one percent (51%) of the voting stock, without the consent of the other Party; provided further, the original Parties to this Agreement shall remain primarily obligated hereunder. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and assigns and nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights, or remedies.

         D. Rules and Regulations. This Agreement and the provisions hereof shall be subject to, and the Parties agree to comply with, all applicable local, state, and federal laws and to all applicable rules, regulations, orders and directives of any governmental authority, agency, commission, or regulatory body in connection with any and all matters or things under or incident to this Agreement. The Parties warrant to one another that they comply with all applicable laws, rules, orders, and regulations of governmental authority covering the production, sale and delivery of the goods or services specified herein, including, but not limited to, the Equal Opportunity Clause prescribed in 41 CFR 60-1.4; the Affirmative Action Clause prescribed in 41 CFR 60-250.4, regarding disabled veterans and veterans of the Vietnam Era; the Affirmative Action Clause for Handicapped Workers prescribed in 41 CFR 60-741.4; 48 CFR Chapter 1 Subpart 19.7 regarding Small Business and Small Disadvantaged Business Concerns; 48 CFR Chapter 1 Subpart 20.3 regarding Utilization of Labor Surplus Area Concerns; Executive Order 12138 and regulations thereunder regarding subcontracts to women-owned business concerns; Affirmative Action Compliance Program (41 CFR 60-1.40); annually file SF-100 Employer Information Report (41 CFR 60-1.7); 41 CFR 60-1.8 prohibiting segregated facilities; and the Fair Labor Standards Act of 1938, as amended.


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


         E. Governing Law, Waiver of Jury Trial and Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE IRRESPECTIVE OF THE RESIDENCE, PLACE OF BUSINESS, OR DOMICILE OF THE PARTIES HERETO OR PLACE OF EXECUTION BY ANY PARTY HERETO, AND NOTWITHSTANDING ANY CONFLICT OF LAWS PROVISIONS TO THE CONTRARY. THIS AGREEMENT SHALL NOT BE GOVERNED BY THE U.
                  N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS. IN ADDITION, EACH PARTY HEREBY (a) WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY MATTER OR RIGHT ARISING UNDER THIS AGREEMENT OR RELATING TO THE TRANSITIONAL SERVICES, (b) CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT WITHIN THE STATE OF DELAWARE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSITIONAL SERVICES SHALL BE LITIGATED IN ANY SUCH COURT, AND (c) WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDINGS IN ANY SUCH COURT.


         F.       Alternative Dispute Resolution.

                  1. Both Parties understand and appreciate that their long term mutual interests will be best served by affecting a rapid and fair resolution of any claims or disputes which may arise out of this Agreement. Therefore, both Parties agree to use their best efforts to resolve all such disputes as rapidly as possible on a fair and equitable basis. Toward this end both Parties agree to develop and follow a process for presenting, rapidly assessing, and settling claims and other disputes on a fair and equitable basis.

                  2. If any dispute or claim arising under this Agreement cannot be readily resolved by the Parties pursuant to Paragraph F.1 above, the Parties agree to refer the matter to a panel consisting of one (1) senior executive from each Party for review and resolution. The senior executive shall not have been directly involved in the claim or dispute. A copy of the Agreement, relevant facts, areas of disagreement, and concise summary of the basis for each side's contentions will be provided to both executives who shall review the same, confer, and attempt to reach a mutual resolution of the issue.


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

                           The senior executives shall attempt to meet and resolve the dispute within thirty (30) days of their appointment.

                  3. If the dispute cannot be resolved, under the process set forth in Paragraph F.2 above, within ten (10) days from the date of the panel's conference, the Parties agree to attempt to resolve the dispute or claim through non-binding mediation. The Parties shall select a single qualified Mediator, knowledgeable in the pertinent industry, who is not presently affiliated with or related to either Party. The Mediator shall hold a hearing (not to exceed one
                           (1) day) as soon as practicable after his appointment (but not later than thirty (30) days after his appointment) during which each Party shall present its version of the matter, supported, if desired, by a brief statement of the issue(s), sworn, written testimony, relevant documents, its assessment of damages, and its argument. The Parties shall provide the Mediator with copies of all such materials as well as any documents provided to their senior executives under Paragraph F.2 at least ten (10) days prior to the scheduled date of the mediation hearing. The Parties may also provide the Mediator with copies of any laws or regulations which they feel are relevant to the dispute. A copy of the Contract will be provided to the Mediator. Formal written arguments, legal memoranda, and live testimony are discouraged but may be permitted at the discretion of the Mediator. Both Parties agree to make any relevant and involved employees or documents available to the other Party for its review and use in preparing its position under this clause without the need for subpoena or other court order.

                  4. The Mediator, within ten (10) days of the completion of the hearing, will meet separately with both Parties and provide each of them, on a confidential basis, with his/her written views of the strengths and weaknesses of their respective positions. The Parties will then reconvene and, with the assistance of the Mediator, attempt to resolve the matter. If resolution cannot be achieved by the Parties within forty-eight (48) hours of this second meeting, the Mediator will, within ten (10) additional days, issue a written, non-binding decision on the issue.

                  5. Each Party shall, within five (5) days of the Mediator's written decision, notify the other in writing whether it will accept or reject that decision. If the matter has not been resolved utilizing the processes set forth in this clause and the Parties are unwilling to

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

                           accept the non-binding decision of the Mediator, either or both Parties may elect to pursue resolution through litigation.

                  6. The selected Mediator shall execute a confidentiality agreement, satisfactory to all Parties, prior to his/her active participation in the mediation. The costs of the Mediator shall be shared equally by the Parties. Each Party will bear its own costs of mediation.

                  7. If the Parties cannot agree upon a choice of a Mediator within ten (10) days of the date of the panel's conference pursuant to Paragraph F.2, either or both Parties may elect to directly pursue litigation.

                  8. All statements, correspondence, memoranda, briefs, decisions, testimony, communications, and materials, whether written or oral, submitted to or generated by the panel and/or Mediator in connection with the processes set forth above shall be deemed to be in furtherance of settlement negotiations and shall be privileged and shielded from production and disclosure in any subsequent litigation. Notwithstanding the foregoing, documents prepared in the normal course of business, such as invoices, shall be subject to discovery in subsequent litigation in accordance with applicable law.


         G. Hazards. EACH PARTY ACKNOWLEDGES THAT THERE ARE HAZARDS ASSOCIATED WITH THE TRANSPORTATION AND USE OF PRODUCT, THAT IT UNDERSTANDS SUCH HAZARDS, AND THAT IT IS ITS OWN RESPONSIBILITY TO WARN AND PROTECT ITS EMPLOYEES AND OTHERS WHO MAY BE EXPOSED TO SUCH HAZARDS IN CONNECTION WITH ITS RESPONSIBILITIES AND OBLIGATIONS CONCERNING THE STORAGE AND USE OF THIS PRODUCT CONTEMPLATED BY THIS AGREEMENT.

         H. Headings. Headings used in this Agreement are for convenience of the Parties only, and shall not be taken into account in construing or interpreting this Agreement.

         I. Entire Agreement. This Agreement contains the entire Agreement and understanding of the Parties with respect to the matters contained herein and there are no promises, assurances, terms, conditions, or obligations, whether by precedent or otherwise, other than those contained herein. This Agreement cancels and supercedes any agreement covering the operation and maintenance of the Pipelines or any other agreement incident thereto previously executed by the parties.

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

         J. Amendment. This Agreement shall not be amended or modified except by written instrument executed by duly authorized representatives of the respective Parties.

         K. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute on original and all of which shall constitute one document.

         L. Waivers. No waiver of the provisions hereof shall be effective unless in writing and signed by the Party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect to any subsequent breach or default, either of a similar or dissimilar nature, unless expressly so stated in writing.

         M. Confidentiality. Neither Conoco nor DuPont shall disclose any term or condition of this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld. In the event of the termination of this Agreement, Conoco and DuPont shall, to the extent permitted by law, keep confidential and not use any confidential information obtained pursuant to this Agreement, unless prior written consent is obtained or such information is readily ascertainable from public or published information or trade sources or is received by a Party from a third party having no obligation of confidentiality with respect to such information.

         N. Conoco Authority to Act for DuPont. The Parties agree that Conoco's authority to act on behalf of DuPont or expend (or commit to expend) monies for DuPont shall be restricted as follows:

                  1) Authorization to make improvements and/or capital investments shall be the responsibility of DuPont. Once authorized by DuPont, Conoco may expend or cause to be expended capital dollars on behalf of or for DuPont's account.

                  2) In emergency situations, Conoco may make commitments to expend up to five hundred thousand dollars ($500,000) without the prior approval of DuPont.

         O. Default. In the event either Party to this Agreement shall default in the performance of any obligations specified, the nondefaulting Party shall notify the other Party in writing, and if such default is not remedied with reasonable promptness, then the nondefaulting Party shall have the right to terminate this Contract immediately. Termination under this Article, or under any other Article of this Contract, shall not relieve or release either Party from any liability which accrued prior to the date of such termination.

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

         P. CHEMTREC. The Parties agree to use CHEMTREC to report any chemical emergency relating to any product under this Agreement.

         Q. Safety. The Parties are vitally interested in safety and in the safe practices of all activities covered under this Agreement. Thus, Parties agree to maintain mutually agreeable safety standards for activities covered under this Agreement which are no less stringent than safety standards which are in effect at the Effective Date. In addition to endeavoring to maintain high safety standards, the Parties agree that its employees, contractors, subcontractors and agents shall respect and abide by the other Party's plant and site safety rules when the one Party has personnel on the other Party's plant or site.

         R. Independent Contractor. It is understood that employees, methods, facilities, and equipment of Conoco shall at all times be under its exclusive direction and control. Conoco's relationship to DuPont shall be that of an independent contractor. Nothing in the Contract shall be construed to constitute Conoco, or any of its employees, as an agent, associate, joint venturer, or partner of DuPont. However, DuPont may from time to time appoint, in writing, Conoco to act as an agent for limited purposes.

         S. Minority Vendors. The Parties agree to provide maximum practicable utilization of Minority subcontractors and vendors among its sources of supply in the performance of this Contract. Minorities include but are not limited to Black Americans, Hispanic Americans, Native Americans, Asian Pacific Americans, and Native Hawaiian Organizations. A Minority business is at least fifty-one percent (51%) owned by a Minority or group of Minorities and has its management and daily business controlled by one (1) or more such individuals. Conoco shall report to DuPont on a quarterly basis the dollar amounts paid by Conoco during the previous quarter to minority subcontractors and vendors for goods and services used in the performance of this Agreement.


         T.       Year 2000 Compliance.

                  1. Each Party covenants and agrees that it will not permit a Year 2000 Problem to computer systems, software or equipment owned, leased or licensed by it, its affiliates or subsidiaries to interfere with its performance under this Agreement. Each Party further agrees to request from those of its suppliers whose performance may materially affect that Party's performance hereunder, that each such supplier undertake the same obligation with respect to such material performance. The Parties will use reasonable commercial efforts to cooperate and share information to further comply with this Article,

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

                           and to minimize the impact of Year 2000 Problems on performance of this Agreement. Each Party will inform the other Party of any circumstance indicating a possible obstacle to such compliance, and the steps being taken to avoid or overcome the obstacle.

                  2. Provided a Party complies with Paragraph T.1 above, such Party will not be liable to the other Party hereto for any failure to perform obligations under this Agreement to the extent such failure to perform arises from a Year 2000 Problem a) affecting one of the non-performing Party's suppliers or b) beyond that Party's reasonable control (e.g. a Year 2000 Problem affecting a governmental entity). IN PARTICULAR SUCH NON-PERFORMING PARTY SHALL HAVE NO LIABILITY FOR ANY DAMAGES, INCLUDING DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES.

                  3. A "Year 2000 Problem" means a date handling problem relating to the Year 2000 date change that would cause a computer system, software or equipment to fail to correctly perform, process and handle date related data for the dates within and between the twentieth and twenty-first centuries and all other centuries.

         U. Continuous Improvement. The Parties will meet from time to time, preferably at least once per year, to consider potential operating cost saving measures that may be employed in the performance of services rendered under this Agreement. The Parties agree that, to the extent that operating cost savings are achieved, each Party will share with the other, on a 50/50 basis, the benefits of any cost savings realized for the remainder of the term.

         V. Controlled Substance Abuse. The Parties agree that the use, possession, manufacture, dispensing, sale and distribution of alcohol, drugs, and other controlled substances on their respective premises and on or in vehicles and equipment used for the purposes of this Agreement shall be prohibited. In addition, the Parties shall prohibit from their property the presence of any individual having a controlled substance in his/her body for non-medical reasons. The Parties shall develop a mutually agreeable Controlled Substance Abuse policy, including drug testing, which is at least as rigorous as Conoco's current policy and complies with DOT's policy relating to pipeline operations.

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

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on the day indicated.

                                    Conoco Inc.

                                    By:
                                       ----------------------------------
                                    Title:
                                          -------------------------------
                                    Date:
                                         --------------------------------


                                    E. I. du Pont de Nemours and Company

                                    By:
                                       ----------------------------------
                                    Title:
                                          -------------------------------
                                    Date:
                                         --------------------------------


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
                                                                 EXHIBIT 10.18



                          PIPELINE OPERATION AGREEMENT

         This Pipeline Operation Agreement ("Agreement") is effective 7:00 a.m. Mont Belvieu, Texas local time on the Effective Date by and between Conoco Inc., a Delaware corporation with its principal place of business at 600 North Dairy Ashford Road, Houston, Texas 77079 ("Conoco") and E. I. du Pont de Nemours and Company, a Delaware corporation, with its principal place of business at 1007 Market Street, Wilmington, Delaware 19898 ("DuPont"). (Conoco and DuPont are at times referred to herein individually as a "Party" and collectively as "Parties").

                                   WITNESSETH

         WHEREAS, prior to the Effective Date (the date on which the Conoco initial public offering closes wherein the initial public offering of Conoco is defined in the Restructuring, Transfer and Separation Agreement), Conoco has heretofore provided pipeline operation services to DuPont for certain pipelines (set forth in Appendix A and referred to as "Pipeline(s)") in the Texas gulf coast area that are owned by DuPont; and

         WHEREAS, DuPont desires that Conoco continue to operate the Pipelines and has requested that certain such services continue pursuant to this Agreement; and

         WHEREAS, Conoco and DuPont do now desire to enter into this Agreement which will, effective as of the Effective Date, provide for operation of the Pipelines by Conoco; and

         NOW, THEREFORE, subject to and in consideration of the terms, conditions and covenants contained in this Agreement, Conoco and DuPont agree as follows:

Article I.        OPERATION OF PIPELINES

                  Conoco hereby agrees to operate and maintain the Pipelines and to act on DuPont's behalf and/or at DuPont's direction concerning movements of products through the Pipelines as appropriate. The duties associated with operating the Pipelines are listed in the attached Appendix B. It is agreed by the Parties that the nature and scope of the duties to be performed by Conoco in operating the Pipelines cannot be completely listed as the Parties cannot foresee all possible circumstances which might arise. Thus, it is agreed that Conoco will exercise its best judgment, in consultation with DuPont if possible, in the performance of the duties required for safe and prudent pipeline operations not specifically listed in Appendix B.

                  Conoco shall exercise its reasonable judgment to operate and maintain the Pipelines in a safe and prudent manner in accordance with applicable governmental laws and regulations and accepted industry standards and practices.



Pipeline Operation Agreement                                             Page 1

                  The Parties further agree to, from time to time, mutually develop metrics for monitoring each other's performance under this Agreement and particularly to aid in the early identification and correction of problems that may arise during the term of the Agreement.

Article II.       TITLE AND RISK OF LOSS

                  Title to product in the Pipelines and all risk of loss thereof shall remain at all times with DuPont and shall not transfer to Conoco; provided, however, DuPont shall remain liable to Conoco for all fees, costs, and all other liabilities as set forth in this Agreement, regardless of whether DuPont or DuPont's customer has title to the Product.

Article III.      CONSIDERATION AND PAYMENT

                  Conoco may issue invoices to DuPont periodically. DuPont agrees to remit payment to Conoco via wire transfer within thirty (30) days of the date of any invoice for all undisputed amounts for services under this Agreement. Conoco will invoice DuPont for:

                  A. "Direct Costs" which are all expenses, including Capital Cost, incurred by Conoco as a direct result of providing services under this Agreement. Direct Costs are costs which are necessary in the performance of Conoco's duties and are specific to a certain Pipeline. Specific Direct Costs include, but are not limited to, repair material, contract labor, supervisory RTU repair costs, insurance, regulatory assessments, and utilities for the Pipelines.

                  B. "Allocated Costs" which are costs which are necessary in the performance of Conoco's duties, but are not specific to any certain Pipeline. Allocated Costs include the wages, benefits, travel expenses, training, safety equipment and other related employee expenses for non-headquarters based employees that provide services to the Pipelines. The determination of the proper allocation of costs between the Pipelines and other facilities and pipelines shall be made solely by Conoco in good faith.

                  C. "Overhead" is an amount added to Conoco's invoices to DuPont to cover Conoco's expenses for its Headquarters' operating and engineering staffs as well as its supporting Legal, Right-of-Way, Accounting, Risk Management, Tax, Computer, and other administrative support groups as utilized in normal day-to-day operations. Overhead shall be equal to twenty-five percent (25%) of the Direct Costs and Allocated Costs. Costs for engineering and other support personnel assigned on a full-time basis to specific


Pipeline Operation Agreement                                             Page 2
                           major projects on the Pipelines will be charged to those projects directly.

                  D. "Profit" shall be an amount added to Conoco's invoices to DuPont representing the profit Conoco would expect to make had its personnel been assigned to other Conoco activities. Profit shall be calculated as the average after tax operating income
                           (ATOI) per employee (based on the previous year's annual report) times the number of annual man years used to provide the pipeline operation services. At the outset, the profit factor is one hundred thousand dollars ($100,000) per man year. The profit factor shall be adjusted on the anniversary of the Effective Date each year during the term of this Agreement.

Article IV.       CAPITAL COSTS

                  Projects requiring capital expenditures ("Capital Costs") will be approved by DuPont, except in emergencies. Conoco will supervise, construct, approve and make payment of individual invoices for said projects, and DuPont will provide adequate financial prepayments to Conoco based upon projected forecasts of capital expenditures.

Article V.        ACCOUNTING AND AUDIT

                  Conoco will maintain accurate accounts and supporting documentation, in accordance with the Generally Accepted Accounting Principles and Practices, of all costs, expenses and liabilities incurred in servicing, repairing, maintaining, and administering the Pipelines for a period of at least five years. Each month Conoco will transmit to DuPont a statement showing the total charges under this Agreement for the account of DuPont during the preceding calendar month. DuPont may at its option and expense, inspect and audit the accounts of Conoco for the most recent two calendar years relating to any charges incurred by Conoco under this Agreement. Each audit must be conducted during office hours and with at least forty-eight (48) hours advance notice. If DuPont shall require a second audit or inspection in any single year, DuPont shall pay all of Conoco's costs, as determined in Conoco's reasonable discretion, plus any other costs associated with such second audit or inspection.

Article VI.       TERM OF AGREEMENT

         A.       This agreement will remain in effect for a period of twenty
                  (20) years from the Effective Date, and will continue thereafter until cancelled by either


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

                  Party upon six months' prior written notice or upon mutual agreement of the Parties.

         B. DuPont shall have the right to terminate this Agreement without cause with one year's written notification to Conoco.

         C. If DuPont assigns its entire interest in this Agreement to a third party pursuant to such third party acquiring the DuPont assets served by Conoco pursuant to Article IX.C, the remaining term of this Agreement shall be reduced to one year following the effective date of such assignment.

         D. In addition, DuPont has certain rights under an Ethane Storage and Throughput Agreement and an Ethylene Storage and Throughput Agreement (both having the same effective date as the Effective Date of this Agreement) ("Storage Agreement(s)") to cause Conoco to meet or release a bonafide offer that DuPont has obtained from a third party for storage and throughput services. If Conoco elects to terminate the obligations of the Parties under a first, chronologically, of the above Storage Agreements pursuant to a meet or release demand, Conoco shall thereby acquire the right to terminate, concurrently with the termination of the storage services provided under the first Storage Agreement, its obligations to provide services under this Agreement for the operation of the particular Pipeline listed in Appendix A that is most closely associated with the stored product under the first Storage Agreement. Further, if Conoco elects to terminate the obligations of the Parties under a second, chronologically, of the above Storage Agreements (meaning that Conoco will have released DuPont from both Storage Agreements) pursuant to a meet or release demand, Conoco shall thereby acquire the right to terminate, concurrently with the termination of the storage services provided under the second Storage Agreement, its obligations to provide services under this Agreement for the operation of all of the Pipelines, whether or not Conoco elected to terminate services for any pipeline at the termination of the first Storage Agreement.

Article VII.      LIABILITIES, INDEMNITIES, CLAIMS

         A. Express Negligence Disclosure. UNLESS THIS AGREEMENT EXPRESSLY PROVIDES TO THE CONTRARY, THE INDEMNITY, RELEASE AND WAIVER PROVISIONS SET FORTH IN THIS AGREEMENT APPLY REGARDLESS OF WHETHER THE INDEMNIFIED PARTY (OR ITS EMPLOYEES, AGENTS, CONTRACTORS, SUCCESSORS OR ASSIGNS) CAUSES, IN WHOLE OR IN PART, INDEMNIFIED CLAIMS ARISING OUT OF OR RESULTING, IN WHOLE OR IN PART, FROM, OUT OF, OR IN



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

                  CONNECTION WITH, THE STORAGE OR HANDLING OF DUPONT'S PRODUCT OR THE OPERATIONS OF CONOCO'S STORAGE FACILITY OR THE INDEMNIFIED PARTY'S (OR ITS REPRESENTATIVES', CONTRACTORS', SUCCESSORS', OR ASSIGNS') SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR FAULT. DUPONT AND CONOCO ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

         B. Conoco shall indemnify and hold DuPont harmless from any loss or liability (including legal fees and expenses) arising from any claim or cause of action for injury to or death of any Conoco employee.

         C. DuPont shall indemnify and hold Conoco harmless from any loss or liability (including legal fees and expenses) arising from any claim or cause of action for injury to or death of any DuPont employee.

         D. Conoco shall, to the extent permitted by law, fully indemnify, defend and hold harmless, DuPont, with respect to any and all claims, losses, damages, fines, debts, cost, expenses, and penalties, liabilities, causes of action, including without limitation, settlement costs and any reasonable legal or other expenses paid to a third party for investigating or defending any actions or threatened actions, (herein collectively referred to as "Losses"), to the extent such Losses are incurred by DuPont arising out of or as a result of any negligence, willful misconduct, breach of contract or violations of law or regulation by Conoco, its employees, agents, subcontractors or assigns in the performance of services provided pursuant to this Agreement. The Losses covered under this paragraph, unless provided for in paragraphs B and C above, include, without limitation, Losses from actual or alleged (1) injury to or death of any person, including agents, subcontractors and assigns of DuPont, (2) loss of or damage to property including, without limitation, property of DuPont and (3) damage to the environment.

         E. DuPont shall, to the extent permitted by law, fully indemnify, defend and hold harmless, Conoco, with respect to any and all claims, losses, damages, fines, debts, cost, expenses, and penalties, liabilities, causes of action, including without limitation, settlement costs and any reasonable legal or other expenses paid to a third party for investigating or defending any actions or threatened actions, (herein collectively referred to as "Losses"), to the extent such Losses are incurred by Conoco arising out of or a result of any negligence, willful misconduct, breach of contract or violations of law or regulation by DuPont, its employees, agents, subcontractors or assigns in the performance of services provided pursuant to this Agreement. The Losses covered under this paragraph, unless provided for in paragraphs



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

                  B and C above, include, without limitation, Losses from actual or alleged (1) injury to or death of any person, including agents, subcontractors and assigns of Conoco, (2) loss of or damage to property including, without limitation, property of Conoco and (3) damage to the environment.

         F. Joint Responsibility. In circumstances that both Parties are in some measure responsible for Losses as described in Paragraphs D and E above, the Parties shall indemnify the other to the extent of its proportional share of its responsibility of such Losses.

         G. Waiver of Consequential and Punitive Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR AT LAW OR IN EQUITY, IN NO EVENT SHALL CONOCO BE LIABLE FOR PUNITIVE, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION OR ANY OTHER LOSS) ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT OR REGARDING THE PROVISION OF OR THE FAILURE TO PROVIDE THE STORAGE AND THROUGHPUT SERVICES HEREUNDER, EVEN IF CONOCO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         H. Exclusive Remedy. The terms and provisions of this Article VII shall be the sole and exclusive remedy of each of the Parties indemnified hereunder with respect to the transactions contemplated in this Agreement.

         I. Notice of Claims. Notice of claims for loss, damage, or indemnity in connection with the services provided under this Agreement must be made to Conoco in writing within ninety (90) days after the same having become known to DuPont or should have become known to DuPont. Such claims must be set forth in specific detail and must be delivered to Conoco within the ninety (90) day period and, unless so made and delivered to Conoco, Conoco shall be wholly released and discharged therefrom and shall not be liable therefore in any manner whatsoever. Conoco shall use best efforts to respond timely to any DuPont claim. No suit at law or in equity shall be maintained upon any claim unless such claim is brought within two (2) years of Conoco's refusal to accept such claim.

Article VIII.     FORCE MAJEURE

         A. Force Majeure. Neither Party shall be liable to the other for failure or delay in performance under this Agreement to the extent that the failure or delay is due directly or indirectly to Force Majeure, which is herein defined to



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

                  include without limitation, Acts of God or other causes beyond the reasonable control of the Parties, war (whether declared or not), fire, flood, lightning, hurricane or other storm, earthquake, acts of public enemy, explosion, scheduling, operational and maintenance restrictions, rebellion, riot, insurrections, sabotage, invasion, accident, epidemic, strikes, lockouts or other labor difficulties or industrial disturbances, compliance with acts, rules, regulations, or orders of federal, state, or local government, any agency thereof or any other authority having or purporting to have jurisdiction, mechanical failures or similar causes not due to either Party's fault or negligence, official order or industry-wide request, any inability to secure necessary parts or materials, including the inability to secure materials by reason of allocations promulgated by authorized governmental agencies, or any other contingency beyond the control of the affected Party which interferes with the performance hereunder.

         B. Suspension of Performance. Performance under this Agreement shall be suspended (except for the payment of money due or to become due for past performance hereunder) during the period of such Force Majeure to the extent made necessary by the Force Majeure; provided, the settlement of strikes, lockouts, industrial disputes, or disturbances shall be entirely within the discretion of the Party so settling to accede to the demands of any opposing party when such course is inadvisable in the discretion of the Party having the difficulty.

         C. No Effect on Term. No curtailment, suspension, or acceptance of performance pursuant to this Article VIII shall operate to extend the term of, or to terminate, this Agreement. Performance under this Agreement shall resume to the extent made possible by the end or amelioration of the Force Majeure event.

         D. Notice. A Party claiming Force Majeure shall notify the other Party immediately by telephone, E-mail and/or fax and confirm the same in writing, giving reasonable detail regarding the type of Force Majeure and its estimated duration.

Article IX.       MISCELLANEOUS PROVISIONS

         A. Taxes. DuPont shall pay any and all lawful taxes, assessments, or charges levied or assessed against DuPont's Product or other assets including, but not limited to, any gross receipts tax, use tax, sales tax and ad valorem tax. DuPont shall immediately reimburse Conoco for any such taxes, assessments or charges paid by Conoco on behalf of DuPont upon receipt of notice of payment. Conoco shall pay all income-related taxes and all


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

                  employee-related taxes and charges such as withholdings, FICA, FICM, unemployment and other similar taxes.

         B. Notice. All notices, demands, request and other communications necessary to be given hereunder shall be in writing and deemed given if personally delivered, forwarded by facsimile transmission (with proof of transmission capability), or mailed by either certified mail, return receipt requested, or sent by recognized overnight carrier to the respective Party at its address below:

                           If to Conoco:

                                    Conoco Inc.
                                    P.O. Box 2197
                                    Houston, Texas 77252-2197
                                    Attn: Director, Fractionation Services and
                                          Logistics
                                    Telephone: (281) 293-1198
                                    Facsimile: (281) 293-5990

                           If to DuPont and related to:

                                    Pricing and contract issues:

                                            DuPont Sourcing
                                            P.O. Box 80022
                                            Wilmington, DE  19880-0022
                                            Attn:  Sourcing Manager
                                            Telephone: (302) 992-6085
                                            Facsimile: (302) 992-3966

                                    Legal issues:

                                            DuPont Legal
                                            1007 Market Street
                                            Wilmington, DE  19898
                                            Attn: Logistics and Commerce Counsel
                                            Telephone: (302) 774-1539
                                            Facsimile: (302) 774-4812



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


                         Operations, Day to Day issues:

                              DuPont Packaging and Industrial
                              Polymers
                              1007 Market Street
                              Wilmington, DE  19898
                              Attn:  Manager, Contract
                                     Manufacturing
                              Telephone: (302) 774-6105
                              Facsimile: (302) 774-2005

         C. Assignment. Neither Party shall assign any portion of its rights or obligations under this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld; provided however, either Party may assign this Agreement to a parent corporation, or any subsidiary or affiliate with respect to which it holds at least fifty-one percent (51%) of the voting stock, without the consent of the other Party; provided further, the original Parties to this Agreement shall remain primarily obligated hereunder. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and assigns and nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights, or remedies. Notwithstanding the foregoing, DuPont shall have the right to freely assign its entire interest in this Agreement to a third party pursuant to such third party acquiring DuPont assets that are served by Conoco under this Agreement.

         D. Rules and Regulations. This Agreement and the provisions hereof shall be subject to, and the Parties agree to comply with, all applicable local, state, and federal laws and to all applicable rules, regulations, orders and directives of any governmental authority, agency, commission, or regulatory body in connection with any and all matters or things under or incident to this Agreement. The Parties warrant to one another that they comply with all applicable laws, rules, orders, and regulations of governmental authority covering the production, sale and delivery of the goods or services specified herein, including, but not limited to, the Equal Opportunity Clause prescribed in 41 CFR 60-1.4; the Affirmative Action Clause prescribed in 41 CFR 60-250.4, regarding disabled veterans and veterans of the Vietnam Era; the Affirmative Action Clause for Handicapped Workers prescribed in 41 CFR 60-741.4; 48 CFR Chapter 1 Subpart 19.7 regarding Small Business and Small Disadvantaged Business Concerns; 48 CFR Chapter 1 Subpart 20.3 regarding Utilization of Labor Surplus Area Concerns; Executive Order 12138 and regulations thereunder regarding subcontracts to women-owned business concerns; Affirmative Action Compliance Program (41 CFR 60-1.40); annually file SF-100



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

                  Employer Information Report (41 CFR 60-1.7); 41 CFR 60-1.8 prohibiting segregated facilities; and the Fair Labor Standards Act of 1938, as amended.

         E. Governing Law, Waiver of Jury Trial and Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE IRRESPECTIVE OF THE RESIDENCE, PLACE OF BUSINESS, OR DOMICILE OF THE PARTIES HERETO OR PLACE OF EXECUTION BY ANY PARTY HERETO, AND NOTWITHSTANDING ANY CONFLICT OF LAWS PROVISIONS TO THE CONTRARY. THIS AGREEMENT SHALL NOT BE GOVERNED BY THE U.
                  N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS. IN ADDITION, EACH PARTY HEREBY (a) WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY MATTER OR RIGHT ARISING UNDER THIS AGREEMENT OR RELATING TO THE TRANSITIONAL SERVICES, (b) CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT WITHIN THE STATE OF DELAWARE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSITIONAL SERVICES SHALL BE LITIGATED IN ANY SUCH COURT, AND (c) WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDINGS IN ANY SUCH COURT.

         F.       Alternative Dispute Resolution.

                  1. Both Parties understand and appreciate that their long term mutual interests will be best served by affecting a rapid and fair resolution of any claims or disputes which may arise out of this Agreement. Therefore, both Parties agree to use their best efforts to resolve all such disputes as rapidly as possible on a fair and equitable basis. Toward this end both Parties agree to develop and follow a process for presenting, rapidly assessing, and settling claims and other disputes on a fair and equitable basis.

                  2. If any dispute or claim arising under this Agreement cannot be readily resolved by the Parties pursuant to Paragraph F.1 above, the Parties agree to refer the matter to a panel consisting of one (1) senior executive from each Party for review and resolution. The senior executive shall not have been directly involved in the claim or dispute. A copy of the Agreement, relevant facts, areas of



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

                           disagreement, and concise summary of the basis for each side's contentions will be provided to both executives who shall review the same, confer, and attempt to reach a mutual resolution of the issue. The senior executives shall attempt to meet and resolve the dispute within thirty (30) days of their appointment.

                  3. If the dispute cannot be resolved, under the process set forth in Paragraph F.2 above, within ten (10) days from the date of the panel's conference, the Parties agree to attempt to resolve the dispute or claim through non-binding mediation. The Parties shall select a single qualified Mediator, knowledgeable in the pertinent industry, who is not presently affiliated with or related to either Party. The Mediator shall hold a hearing (not to exceed one
                           (1) day) as soon as practicable after his appointment (but not later than thirty (30) days after his appointment) during which each Party shall present its version of the matter, supported, if desired, by a brief statement of the issue(s), sworn, written testimony, relevant documents, its assessment of damages, and its argument. The Parties shall provide the Mediator with copies of all such materials as well as any documents provided to their senior executives under Paragraph F.2 at least ten (10) days prior to the scheduled date of the mediation hearing. The Parties may also provide the Mediator with copies of any laws or regulations which they feel are relevant to the dispute. A copy of the Contract will be provided to the Mediator. Formal written arguments, legal memoranda, and live testimony are discouraged but may be permitted at the discretion of the Mediator. Both Parties agree to make any relevant and involved employees or documents available to the other Party for its review and use in preparing its position under this clause without the need for subpoena or other court order.

                  4. The Mediator, within ten (10) days of the completion of the hearing, will meet separately with both Parties and provide each of them, on a confidential basis, with his/her written views of the strengths and weaknesses of their respective positions. The Parties will then reconvene and, with the assistance of the Mediator, attempt to resolve the matter. If resolution cannot be achieved by the Parties within forty-eight (48) hours of this second meeting, the Mediator will, within ten (10) additional days, issue a written, non-binding decision on the issue.

                  5. Each Party shall, within five (5) days of the Mediator's written decision, notify the other in writing whether it will accept or reject



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

                           that decision. If the matter has not been resolved utilizing the processes set forth in this clause and the Parties are unwilling to accept the non-binding decision of the Mediator, either or both Parties may elect to pursue resolution through litigation.

                  6. The selected Mediator shall execute a confidentiality agreement, satisfactory to all Parties, prior to his/her active participation in the mediation. The costs of the Mediator shall be shared equally by the Parties. Each Party will bear its own costs of mediation.

                  7. If the Parties cannot agree upon a choice of a Mediator within ten (10) days of the date of the panel's conference pursuant to Paragraph F.2, either or both Parties may elect to directly pursue litigation.

                  8. All statements, correspondence, memoranda, briefs, decisions, testimony, communications, and materials, whether written or oral, submitted to or generated by the panel and/or Mediator in connection with the processes set forth above shall be deemed to be in furtherance of settlement negotiations and shall be privileged and shielded from production and disclosure in any subsequent litigation. Notwithstanding the foregoing, documents prepared in the normal course of business, such as invoices, shall be subject to discovery in subsequent litigation in accordance with applicable law.

         G. Hazards. EACH PARTY ACKNOWLEDGES THAT THERE ARE HAZARDS ASSOCIATED WITH THE TRANSPORTATION AND USE OF PRODUCT, THAT IT UNDERSTANDS SUCH HAZARDS, AND THAT IT IS ITS OWN RESPONSIBILITY TO WARN AND PROTECT ITS EMPLOYEES AND OTHERS WHO MAY BE EXPOSED TO SUCH HAZARDS IN CONNECTION WITH ITS RESPONSIBILITIES AND OBLIGATIONS CONCERNING THE STORAGE AND USE OF THIS PRODUCT CONTEMPLATED BY THIS AGREEMENT.

         H. Headings. Headings used in this Agreement are for convenience of the Parties only, and shall not be taken into account in construing or interpreting this Agreement.

         I. Entire Agreement. This Agreement contains the entire Agreement and understanding of the Parties with respect to the matters contained herein and there are no promises, assurances, terms, conditions, or obligations, whether by precedent or otherwise, other than those contained herein. This Agreement cancels and supercedes any agreement covering the operation and or maintenance of the Pipelines or any other agreement incident thereto previously executed by the parties.



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

         J. Amendment. This Agreement shall not be amended or modified except by written instrument executed by duly authorized representatives of the respective Parties.

         K. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute on original and all of which shall constitute one document.

         L. Waivers. No waiver of the provisions hereof shall be effective unless in writing and signed by the Party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect to any subsequent breach or default, either of a similar or dissimilar nature, unless expressly so stated in writing.

         M. Confidentiality. Neither Conoco nor DuPont shall disclose any term or condition of this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld. In the event of the termination of this Agreement, Conoco and DuPont shall, to the extent permitted by law, keep confidential and not use any confidential information obtained pursuant to this Agreement, unless prior written consent is obtained or such information is readily ascertainable from public or published information or trade sources or is received by a Party from a third party having no obligation of confidentiality with respect to such information.

         N. Conoco Authority to Act for DuPont. The Parties agree that Conoco's authority to act on behalf of DuPont or expend (or commit to expend) monies for DuPont shall be restricted as follows:

                  1) Authorization to make improvements and/or capital investments shall be the responsibility of DuPont. Once authorized by DuPont, Conoco may expend or cause to be expended capital dollars on behalf of or for DuPont's account.

                  2) In emergency situations, Conoco may make commitments to expend up to $500,000 without the prior approval of DuPont.

         O. Default. In the event either Party to this Agreement shall default in the performance of any obligations specified, the nondefaulting Party shall notify the other Party in writing, and if such default is not remedied with reasonable promptness, then the nondefaulting Party shall have the right to terminate this Contract immediately. Termination under this Article, or under any other Article of this Contract, shall not relieve or release either Party from any liability which accrued prior to the date of such termination.



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

         P. CHEMTREC. The Parties agree to use CHEMTREC to report any chemical emergency relating to any product under this Agreement.

         Q. Safety. The Parties are vitally interested in safety and in the safe practices of all activities covered under this Agreement. Thus, Parties agree to maintain mutually agreeable safety standards for activities covered under this Agreement which are no less stringent than safety standards which are in effect at the Effective Date. In addition to endeavoring to maintain high safety standards, the Parties agree that its employees, contractors, subcontractors and agents shall respect and abide by the other Party's plant and site safety rules when the one Party has personnel on the other Party's plant or site.

         R. Independent Contractor. It is understood that employees, methods, facilities, and equipment of Conoco shall at all times be under its exclusive direction and control. Conoco's relationship to DuPont shall be that of an independent contractor. Nothing in the Contract shall be construed to constitute Conoco, or any of its employees, as an agent, associate, joint venturer, or partner of DuPont. However, DuPont may from time to time appoint, in writing, Conoco to act as an agent for limited purposes.

         S. Minority Vendors. The Parties agree to provide maximum practicable utilization of Minority subcontractors and vendors among its sources of supply in the performance of this Contract. Minorities include but are not limited to Black Americans, Hispanic Americans, Native Americans, Asian Pacific Americans, and Native Hawaiian Organizations. A Minority business is at least fifty-one percent (51%) owned by a Minority or group of Minorities and has its management and daily business controlled by one (1) or more such individuals. Conoco shall report to DuPont on a quarterly basis the dollar amounts paid by Conoco during the previous quarter to minority subcontractors and vendors for goods and services used in the performance of this Agreement.

         T.       Year 2000 Compliance.

                  1. Each Party covenants and agrees that it will not permit a Year 2000 Problem to computer systems, software or equipment owned, leased or licensed by it, its affiliates or subsidiaries to interfere with its performance under this Agreement. Each Party further agrees to request from those of its suppliers whose performance may materially affect that Party's performance hereunder, that each such supplier undertake the same obligation with respect to such material performance. The Parties will use reasonable commercial efforts to cooperate and share information to further comply with this Article,



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

                           and to minimize the impact of Year 2000 Problems on performance of this Agreement. Each Party will inform the other Party of any circumstance indicating a possible obstacle to such compliance, and the steps being taken to avoid or overcome the obstacle.

                  2. Provided a Party complies with Paragraph T.1 above, such Party will not be liable to the other Party hereto for any failure to perform obligations under this Agreement to the extent such failure to perform arises from a Year 2000 Problem a) affecting one of the non-performing Party's suppliers or b) beyond that Party's reasonable control (e.g. a Year 2000 Problem affecting a governmental entity). IN PARTICULAR SUCH NON-PERFORMING PARTY SHALL HAVE NO LIABILITY FOR ANY DAMAGES, INCLUDING DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES.

                  3. A "Year 2000 Problem" means a date handling problem relating to the Year 2000 date change that would cause a computer system, software or equipment to fail to correctly perform, process and handle date related data for the dates within and between the twentieth and twenty-first centuries and all other centuries.

         U. Continuous Improvement. The Parties will meet from time to time, preferably at least once per year, to consider potential operating cost saving measures that may be employed in the performance of services rendered under this Agreement. The Parties agree that, to the extent that operating cost savings are achieved, each Party will share with the other, on a 50/50 basis, the benefits of any cost savings realized for the remainder of the term.

         V. Controlled Substance Abuse. The Parties agree that the use, possession, manufacture, dispensing, sale and distribution of alcohol, drugs, and other controlled substances on their respective premises and on or in vehicles and equipment used for the purposes of this Agreement shall be prohibited. In addition, the Parties shall prohibit from their property the presence of any individual having a controlled substance in his/her body for non-medical reasons. The Parties shall develop a mutually agreeable Controlled Substance Abuse policy, including drug testing, which is at least as rigorous as Conoco's current policy and complies with DOT's policy relating to pipeline operations.


Pipeline Operation Agreement                                            Page 15

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on the day indicated.

                    Conoco Inc.

                    By:
                        -------------------------------------

                    Title:
                          -----------------------------------

                    Date:
                          -----------------------------------




                    E. I. du Pont de Nemours and Company

                    By:
                        -------------------------------------

                    Title:
                          -----------------------------------

                    Date:
                          -----------------------------------



Pipeline Operation Agreement                                            Page 16